As filed with the Securities and Exchange Commission on December 9, 2025

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________________

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.)

____________________________

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☒ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

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☐ Soliciting Material Pursuant to Sec. 240.14a-12

Innovator ETFs® Trust

(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY – SUBJECT TO COMPLETION

Dear Innovator ETFs® Trust Shareholder:

As Chief Executive Officer of Innovator Capital Management, LLC (“Innovator”), investment adviser to the Innovator ETFs® Trust (the “Trust”), I am writing to you about an important matter that requires your attention.

Innovator has entered into a membership interest purchase agreement, dated November 12, 2025 (the “Purchase Agreement”), pursuant to which GSAM Holdings LLC, a Delaware limited liability company (“GSAM Holdings”), which is a subsidiary of The Goldman Sachs Group, Inc., a Delaware corporation (“Goldman”), will purchase all of the issued and outstanding limited liability company interests of Innovator (the “Transaction”). As a result of the Transaction, Innovator will become a direct, wholly-owned subsidiary of GSAM Holdings and, in this manner, Innovator will ultimately be an indirect, wholly-owned subsidiary of Goldman and an affiliate of Goldman Sachs Asset Management, L.P. (“GSAM”). The Transaction, when completed, will constitute a change in control of Innovator and cause the current investment advisory agreement by and between the Trust, on behalf of each Fund (as defined below), and Innovator to automatically terminate. Accordingly, in anticipation of the Transaction closing, we are scheduling a special meeting of shareholders (“Shareholders”) of the Trust to be held on February 24, 2026, at [_______] Central Time (together with any postponements or adjournments, the “Special Meeting”) at the offices of Innovator at 200 W. Front Street, Wheaton, Illinois 60187.

At the Special Meeting, we are asking Shareholders of the applicable exchange-traded funds that are series of the Trust (each, a “Fund” and collectively, the “Funds”) and listed on the enclosed Notice of Special Meeting of Shareholders as “Proposal 1 Funds” to approve a new investment advisory agreement by and between the Trust and Innovator, for such Funds (the “New Agreement”) in an effort to ensure continuity in the operation of the Funds. Importantly, Innovator would continue to manage the Funds under the New Agreement, and the New Agreement will not change the services provided by Innovator to any Fund or the management fee paid by the Funds. In addition, each Fund’s investment objective will not change as a result of the Transaction. As described further in the enclosed proxy materials, each Fund’s current portfolio managers, investment sub-advisers, and all of the other investment advisory personnel of Innovator who currently assist in the management of the Funds, are expected to keep their current positions after the Transaction. The Transaction will not alter the number of shares you own in a Fund. Importantly, the Transaction is expected to benefit Shareholders of the Funds. For example, Goldman intends to devote additional resources to Innovator and the Funds. In addition, following the Transaction, Innovator will be part of an organization with greater scale, broader distribution capabilities and new opportunities to grow, which may produce potential economies of scale and additional capabilities that could benefit Shareholders of the Funds.

At the Special Meeting, we are also asking the Shareholders of the Funds listed on the enclosed Notice of the Special Meeting of Shareholders as “Proposal 2 Funds” to elect fourteen (14) nominees (the “Nominees”) to the board of trustees of the Trust (the “Board”), whose election would be effective as of the closing of the Transaction, if elected by Shareholders. The Nominees are: Cheryl K. Beebe; Dwight L. Bush; Kathryn A. Cassidy; John G. Chou; Joaquin Delgado; Eileen H. Dowling; Lawrence Hughes; John F. Killian; Steven D. Krichmar; Michael Latham; Lawrence W. Stranghoener; Gregory G. Weaver; Brian J. Wildman; and James A. McNamara. Mr. Wildman is a current member of the Board and would continue to serve on the Board if elected. All of the remaining Nominees currently serve on the boards of trustees of certain registered funds that are managed by GSAM. Accordingly, the total number of Board members of the Trust, if the Nominees are elected, will change from four (4) to fourteen (14). We are asking you to elect these Nominees to help realize the potential benefits to Shareholders that are anticipated to follow from the Transaction.

The Board unanimously recommends that Shareholders vote to approve the New Agreement and to elect the Nominees. If you were a Shareholder of record of any of the Funds as of the close of business on December 19, 2025 (the “Record Date”), you are entitled to notice of and to vote at the Special Meeting, even if you no longer hold shares of the Fund after the Record Date. Voting is quick and easy; everything you need is enclosed.

Your vote is important. Please take a moment to vote now, either by completing and returning your proxy card in the enclosed postage-paid return envelope, by telephone or over the Internet. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) before mailing it (them) in the postage-paid envelope or help save time and postage costs by calling the toll-free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card(s) and following the instructions. If we do not hear from you, our proxy solicitor, Sodali & Co., may contact you. This will ensure that your vote is counted even if you cannot or do not wish to attend the Special Meeting in person.

Thank you for taking the time to consider and vote on the Proposals and for your investment in the Innovator funds.

Sincerely,

/s/ H. Bruce Bond
H. Bruce Bond
Chief Executive Officer, Innovator Capital Management, LLC

If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call the Trust’s Proxy Solicitor, Sodali & Co., at (844) 819-8331 weekdays from 10:00 a.m. to 11:00 p.m. Eastern Time.

PROXY MATERIALS

Innovator ETFs® Trust

Innovator 20+ Year Treasury Bond 5 Floor ETF® – Quarterly	Innovator Laddered Allocation Power Buffer ETF™
Innovator 20+ Year Treasury Bond 9 Buffer ETF™ – July	Innovator Nasdaq-100® 10 Buffer ETF™ – Quarterly
Innovator Buffer Step Up Strategy ETF®	Innovator Nasdaq-100® Managed Floor ETF®
Innovator Deepwater Frontier Tech ETF	Innovator Power Buffer Step Up Strategy ETF®
Innovator Defined Wealth Shield ETF	Innovator Premium Income 15 Buffer ETF™ – January
Innovator Emerging Markets 10 Buffer ETF™ – Quarterly	Innovator Premium Income 15 Buffer ETF™ – April
Innovator Emerging Markets Power Buffer ETF™ – January	Innovator Premium Income 15 Buffer ETF™ – July
Innovator Emerging Markets Power Buffer ETF™ – April	Innovator Premium Income 15 Buffer ETF™ – October
Innovator Emerging Markets Power Buffer ETF™ – July	Innovator Premium Income 20 Barrier ETF® – January
Innovator Emerging Markets Power Buffer ETF™ – October	Innovator Premium Income 20 Barrier ETF® – April
Innovator Equity Autocallable Income Strategy ETF	Innovator Premium Income 20 Barrier ETF® – July
Innovator Equity Defined Protection ETF® – 1 Yr January	Innovator Premium Income 20 Barrier ETF® – October
Innovator Equity Defined Protection ETF® – 1 Yr February	Innovator Premium Income 30 Barrier ETF® – January
Innovator Equity Defined Protection ETF® – 1 Yr March	Innovator Premium Income 30 Barrier ETF® – April
Innovator Equity Defined Protection ETF® – 1 Yr April	Innovator Premium Income 30 Barrier ETF® – July
Innovator Equity Defined Protection ETF® – 1 Yr May	Innovator Premium Income 30 Barrier ETF® – October
Innovator Equity Defined Protection ETF® – 1 Yr June	Innovator S&P Investment Grade Preferred ETF
Innovator Equity Defined Protection ETF® – 1 Yr July	Innovator U.S. Equity 5 to 15 Buffer ETF™ – Quarterly
Innovator Equity Defined Protection ETF® – 1 Yr August	Innovator U.S. Equity 10 Buffer ETF™ – Quarterly
Innovator Equity Defined Protection ETF® – 1 Yr September	Innovator U.S. Equity Accelerated ETF® – Quarterly
Innovator Equity Defined Protection ETF® – 1 Yr October	Innovator U.S. Equity Accelerated 9 Buffer ETF™ – January
Innovator Equity Defined Protection ETF® – 1 Yr November	Innovator U.S. Equity Accelerated 9 Buffer ETF™ – April
Innovator Equity Defined Protection ETF® – 1 Yr December	Innovator U.S. Equity Accelerated 9 Buffer ETF™ – July
Innovator Equity Defined Protection ETF® – 2 Yr to January 2026	Innovator U.S. Equity Accelerated 9 Buffer ETF™ – October
Innovator Equity Defined Protection ETF® – 2 Yr to April 2026	Innovator U.S. Equity Accelerated Plus ETF® – January
Innovator Equity Defined Protection ETF® – 2 Yr to July 2026	Innovator U.S. Equity Accelerated Plus ETF® – April
Innovator Equity Defined Protection ETF® – 2 Yr to October 2026	Innovator U.S. Equity Accelerated Plus ETF® – July
Innovator Equity Defined Protection ETF® – 2 Yr to January 2027	Innovator U.S. Equity Accelerated Plus ETF® – October
Innovator Equity Defined Protection ETF® – 2 Yr to April 2027	Innovator U.S. Equity Buffer ETF™ – January
Innovator Equity Defined Protection ETF® – 2 Yr to July 2027	Innovator U.S. Equity Buffer ETF™ – February
Innovator Equity Defined Protection ETF® – 2 Yr to October 2027	Innovator U.S. Equity Buffer ETF™ – March
Innovator Equity Defined Protection ETF® – 6 Mo Jan/Jul	Innovator U.S. Equity Buffer ETF™ – April
Innovator Equity Defined Protection ETF® – 6 Mo Apr/Oct	Innovator U.S. Equity Buffer ETF™ – May
Innovator Equity Dual Directional 10 Buffer ETF™ – July	Innovator U.S. Equity Buffer ETF™ – June
Innovator Equity Dual Directional 10 Buffer ETF™ – September	Innovator U.S. Equity Buffer ETF™ – July
Innovator Equity Dual Directional 10 Buffer ETF™ – October	Innovator U.S. Equity Buffer ETF™ – August
Innovator Equity Dual Directional 10 Buffer ETF™ – November	Innovator U.S. Equity Buffer ETF™ – September
Innovator Equity Dual Directional 10 Buffer ETF™ – December	Innovator U.S. Equity Buffer ETF™ – October

Innovator Equity Dual Directional 15 Buffer ETF™ – July	Innovator U.S. Equity Buffer ETF™ – November
Innovator Equity Dual Directional 15 Buffer ETF™ – September	Innovator U.S. Equity Buffer ETF™ – December
Innovator Equity Dual Directional 15 Buffer ETF™ – October	Innovator U.S. Equity Power Buffer ETF™ – January
Innovator Equity Dual Directional 15 Buffer ETF™ – November	Innovator U.S. Equity Power Buffer ETF™ – February
Innovator Equity Dual Directional 15 Buffer ETF™ – December	Innovator U.S. Equity Power Buffer ETF™ – March
Innovator Equity Managed Floor ETF®	Innovator U.S. Equity Power Buffer ETF™ – April
Innovator Equity Managed 100 Buffer ETF™	Innovator U.S. Equity Power Buffer ETF™ – May
Innovator Equity Premium Income – Daily PutWrite ETF	Innovator U.S. Equity Power Buffer ETF™ – June
Innovator Gradient Tactical Rotation Strategy ETF	Innovator U.S. Equity Power Buffer ETF™ – July
Innovator Growth Accelerated ETF® – Quarterly	Innovator U.S. Equity Power Buffer ETF™ – August
Innovator Growth Accelerated Plus ETF® – January	Innovator U.S. Equity Power Buffer ETF™ – September
Innovator Growth Accelerated Plus ETF® – April	Innovator U.S. Equity Power Buffer ETF™ – October
Innovator Growth Accelerated Plus ETF® – July	Innovator U.S. Equity Power Buffer ETF™ – November
Innovator Growth Accelerated Plus ETF® – October	Innovator U.S. Equity Power Buffer ETF™ – December
Innovator Growth-100 Power Buffer ETF™ – January	Innovator U.S. Equity Ultra Buffer ETF™ – January
Innovator Growth-100 Power Buffer ETF™ – February	Innovator U.S. Equity Ultra Buffer ETF™ – February
Innovator Growth-100 Power Buffer ETF™ – March	Innovator U.S. Equity Ultra Buffer ETF™ – March
Innovator Growth-100 Power Buffer ETF™ – April	Innovator U.S. Equity Ultra Buffer ETF™ – April
Innovator Growth-100 Power Buffer ETF™ – May	Innovator U.S. Equity Ultra Buffer ETF™ – May
Innovator Growth-100 Power Buffer ETF™ – June	Innovator U.S. Equity Ultra Buffer ETF™ – June
Innovator Growth-100 Power Buffer ETF™ – July	Innovator U.S. Equity Ultra Buffer ETF™ – July
Innovator Growth-100 Power Buffer ETF™ – August	Innovator U.S. Equity Ultra Buffer ETF™ – August
Innovator Growth-100 Power Buffer ETF™ – September	Innovator U.S. Equity Ultra Buffer ETF™ – September
Innovator Growth-100 Power Buffer ETF™ – October	Innovator U.S. Equity Ultra Buffer ETF™ – October
Innovator Growth-100 Power Buffer ETF™ – November	Innovator U.S. Equity Ultra Buffer ETF™ – November
Innovator Growth-100 Power Buffer ETF™ – December	Innovator U.S. Equity Ultra Buffer ETF™ – December
Innovator Hedged Nasdaq-100® ETF	Innovator U.S. Small Cap 10 Buffer ETF™ – Quarterly
Innovator Index Autocallable Income Strategy ETF	Innovator U.S. Small Cap Managed Floor ETF®
Innovator International Developed 10 Buffer ETF™ – Quarterly	Innovator U.S. Small Cap Power Buffer ETF™ – January
Innovator International Developed Managed Floor ETF®	Innovator U.S. Small Cap Power Buffer ETF™ – February
Innovator International Developed Power Buffer ETF™ – January	Innovator U.S. Small Cap Power Buffer ETF™ – March
Innovator International Developed Power Buffer ETF™ – February	Innovator U.S. Small Cap Power Buffer ETF™ – April
Innovator International Developed Power Buffer ETF™ – March	Innovator U.S. Small Cap Power Buffer ETF™ – May
Innovator International Developed Power Buffer ETF™ – April	Innovator U.S. Small Cap Power Buffer ETF™ – June
Innovator International Developed Power Buffer ETF™ – May	Innovator U.S. Small Cap Power Buffer ETF™ – July
Innovator International Developed Power Buffer ETF™ – June	Innovator U.S. Small Cap Power Buffer ETF™ – August
Innovator International Developed Power Buffer ETF™ – July	Innovator U.S. Small Cap Power Buffer ETF™ – September
Innovator International Developed Power Buffer ETF™ – August	Innovator U.S. Small Cap Power Buffer ETF™ – October
Innovator International Developed Power Buffer ETF™ – September	Innovator U.S. Small Cap Power Buffer ETF™ – November
Innovator International Developed Power Buffer ETF™ – October	Innovator U.S. Small Cap Power Buffer ETF™ – December
Innovator International Developed Power Buffer ETF™ – November	Innovator Uncapped Accelerated U.S. Equity ETF™
Innovator International Developed Power Buffer ETF™ – December	Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly
Innovator Laddered Allocation Buffer ETF™

each a “Proposal 1 Fund” and collectively, the “Proposal 1 Funds”

All of the Proposal 1 Funds, and the following series of the Trust:

Innovator IBD® 50 ETF	Innovator IBD® Breakout Opportunities ETF

collectively, the “Proposal 2 Funds”

Table of Contents

Important Information For Shareholders	4
Questions and Answers	4

Notice of Special Meeting of Shareholders	11

Proxy Statement	15
Proposal 1: Approval of a New Investment Advisory Agreement	17
Proposal 2: To Elect Nominees to the Board of Trustees	25
Information About Innovator	29
General Information	30
Voting Information	32

Appendix A	—	Form of New Agreement
Appendix B	—	Amount of Investment Management Fees Paid to Innovator Capital Management, LLC by Each Fund
Appendix C	—	Initial Effective Date of Current Agreement and Discussion of the Basis of the Board’s Most Recent Approval
Appendix D	—	Trustees and Nominees
Appendix E	—	Innovator ETFs® Trust Nominating and Governance Committee Charter
Appendix F	—	Fund Share Beneficial Ownership of Trustees and Nominees
Appendix G	—	Trustee Compensation from the Trust
Appendix H	—	Principal Officers of the Trust Upon Closing
Appendix I	—	Auditor Information
Appendix J	—	Total Shares of Outstanding of Each Fund
Appendix K	—	Principal Holders of the Funds

Important Information For Shareholders

While we encourage you to read the complete Proxy Statement enclosed, below is a brief overview of the subject of the shareholder votes in the questions and answers (the “Q&A”) below. The Q&A contains limited information and should be read in conjunction with the more detailed information contained in the Proxy Statement and is qualified in its entirety by reference to the Proxy Statement. Your vote is important, no matter how large or small your holdings may be.

Questions and Answers

Q.	Why am I receiving these proxy materials?

A.	You are receiving these proxy materials, including the Proxy Statement, Notice of Special Meeting of Shareholders and proxy card, because you have the right to notice of, and to vote on, important matter(s) concerning the Innovator ETFs® Trust (the “Trust”). More specifically, shareholders of the Funds (“Shareholders”) are being asked to vote on the following proposals (the “Proposals”), as applicable:

Proposal 1: For each series of the Trust (collectively, the “Funds” and each, a “Fund”) listed on the enclosed Notice of Special Meeting of Shareholders as “Proposal 1 Funds”, approve a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of each Fund, and Innovator Capital Management, LLC (“Innovator” or the “Adviser”). Appendix A contains the form of the New Agreement.

Proposal 2: For each Fund listed on the enclosed Notice of the Special Meeting of Shareholders as “Proposal 2 Funds”, elect fourteen (14) nominees (the “Nominees”) to the board of trustees of the Trust (the “Board”).

Shareholders will be asked to consider and vote on the Proposals at the special meeting of Shareholders of the Trust that is scheduled to be held at Innovator’s offices, located at 200 W. Front Street, Wheaton, Illinois 60187, on February 24, 2026, at [____] Central Time (together with any postponements or adjournments, the “Special Meeting”). If you were a shareholder of record of a Fund as of the close of business on December 19, 2025 (the “Record Date”), you are entitled to vote at the Special Meeting, even if you no longer own shares of such Fund.

Q.	Are the Proposals applicable to all Funds? What Proposals am I being asked to vote on at the Special Meeting?

A.	No, only the Shareholders of the Proposal 1 Funds are being asked to vote on Proposal 1. Shareholders of each Proposal 1 Fund will be asked to approve Proposal 1 as applied to their Fund only. Shareholders of all the Funds in the Trust are being asked to vote on Proposal 2. Therefore, if you own shares of a Proposal 1 Fund, you will be asked to vote on both Proposal 1 and Proposal 2. If you own shares of any Fund that is not a Proposal 1 Fund, you will only be asked to vote on Proposal 2 with respect to those shares.

Questions Regarding Proposal 1

Q.	Why am I being asked to vote on the New Agreement for my Fund?

A.	As discussed in more detail in the Proxy Statement, on November 12, 2025, Innovator entered into a membership interest purchase agreement (the “Purchase Agreement”), pursuant to which GSAM Holdings LLC, a Delaware limited liability company (“GSAM Holdings”), which is a subsidiary of The Goldman Sachs Group, Inc., a Delaware corporation (“Goldman”), will purchase all of the issued and outstanding limited liability company interests of Innovator (the “Transaction”). As a result of the Transaction, Innovator will become a direct, wholly-owned subsidiary of GSAM Holdings and, in this manner, Innovator will ultimately be an indirect, wholly-owned subsidiary of Goldman and an affiliate of Goldman Sachs Asset Management, L.P. (“GSAM”). Innovator and GSAM are each registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser.

The parties expect the closing of the Transaction (“Closing”) to take place in the [second] quarter of 2026, or as soon as practicable thereafter. Because the Closing of the Transaction would result in a change of control of Innovator under the Investment Company Act of 1940, as amended (the “1940 Act”), the investment advisory agreement currently in effect between the Trust, on behalf of each Fund, and Innovator (the “Current Agreement”) would automatically terminate. Therefore, in order to provide for continuity in the management of the Funds, Shareholders of each Proposal 1 Fund are being asked to approve a new agreement between the Trust and Innovator (the “New Agreement”). While Shareholders are being asked to approve the New Agreement, they are not being asked to approve the Transaction. Moreover, with your approval, Innovator will continue to provide management and investment advisory services to each Proposal 1 Fund following the Transaction. The Proxy Statement provides additional information about Innovator and Proposal 1. If Shareholders of a Fund approve Proposal 1, Proposal 1 will become effective with respect to such Fund upon the later of the Closing or the approval of the Proposal.

Q.	Do a specific number of Funds need to approve the New Agreement in order for the Transaction to close? What will happen if that threshold is not reached?

A.	Pursuant to the terms of the Purchase Agreement, in order for the Transaction to close, Funds constituting a specified percentage of the assets under management of the Trust must approve the New Agreement with respect to the Funds and the Adviser (the “Transaction Threshold”), and the Nominees have been elected to the Board. Further, the completion of the Transaction is subject to certain other customary terms and conditions including obtaining applicable regulatory approvals, among others, as detailed in the Purchase Agreement. If the Transaction is not completed, neither Proposal 1 nor Proposal 2 will become effective for any of the Funds.

Q.	What will happen if Shareholders of a Fund do not approve the New Agreement?

A.	If the New Agreement is not approved by Shareholders of a Fund, the Board will take such action as it deems necessary and in the best interests of that Fund and its Shareholders, which may include further solicitation of Shareholders or the liquidation of such Fund. Please note that the approval of the New Agreement by the Shareholders of one Fund is not contingent upon the approval of the New Agreement by the Shareholders of any other Fund, except that the Transaction Threshold must be met (along with certain other closing conditions, in each case unless waived) in order for the Transaction to be completed and the New Agreement to go into effect. As such, even if Shareholders of a Fund do not approve the New Agreement for their Fund, the Transaction could still close, resulting in the termination of the Current Agreement with Innovator for that Fund. While an interim advisory agreement could be utilized for such Fund for a certain period of time, as discussed below, a Fund that has not approved the New Agreement may be liquidated.

Q.	Are there any material differences between the Current Agreement and the New Agreement? Will the management fees payable under the New Agreement be different than those under the Current Agreement?

A.	There are no material differences between the Current Agreement and the New Agreement. The New Agreement is included as Appendix A to the Proxy Statement. The New Agreement does not seek any increase in fee rates, and it is not expected that overall fee rates paid by a Fund will increase under the New Agreement. Like the Current Agreement, under the New Agreement each Fund will pay Innovator a fee for the advisory, supervisory, administrative and other services it requires under a unitary fee structure, and such management fee rate will not be increased as part of the Transaction.

Q.	What will happen if the Transaction is completed before Shareholders of a Proposal 1 Fund have approved Proposal 1?

A.	In the event that the completion of the Transaction and the termination of a Fund’s Current Agreement occurs before Shareholder approval of the New Agreement for a Proposal 1 Fund is obtained, it is anticipated that such Fund would rely on Rule 15a-4 under the 1940 Act, which permits the Board (including a majority of the members of the Board who are not “interested persons,” as defined in the 1940 Act, of the Trust (the “Independent Trustees”)) to approve and enter into an interim advisory agreement pursuant to which Innovator may continue to serve as investment adviser to a Proposal 1 Fund for up to 150 days following the termination of the Current Agreement. Similarly, for any Proposal 1 Fund that entered into an interim advisory agreement, an interim sub-advisory agreement would be entered into with the current sub-adviser to such Proposal 1 Fund, and such sub-adviser would continue to serve as investment sub-adviser to such Proposal 1 Fund for up to 150 days following the termination of the then-current sub-advisory agreement. It would be expected that the Proposal 1 Fund’s then current investment sub-advisers would enter into these agreements to preserve the continuity of day-to-day management of such Proposal 1 Fund(s).

Q.	How will the Transaction affect me as a Fund Shareholder? Will the Transaction potentially benefit me?

A.	Your Fund and its investment objective(s) will not change as a result of the completion of the Transaction, and you will still own the same shares in the same Fund. Under the New Agreement, Innovator will provide the same services it currently provides under the Current Agreement at the same management fee rate and with no increase in the overall fee rates paid by the Fund.

The Transaction is also expected to benefit Shareholders of the Funds. For example, Goldman intends to devote additional resources to Innovator and the Funds. Additionally, following the Transaction, Innovator will be part of an organization with greater scale, broader distribution capabilities and new opportunities to grow. Any resulting growth of Fund assets may produce potential economies of scale and additional capabilities that could benefit shareholders of the Funds. However, it is possible that Fund assets will not grow and the Funds will not achieve such potential economies of scale.

Q.	Will the investment sub-adviser of my Fund change?

A.	No. Innovator and the Trust have received an exemptive order from the SEC to operate under a manager of managers structure which allows Innovator, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend sub-advisory agreements on behalf of a Fund without shareholder approval. Upon the closing of the Transaction, the current investment sub-advisory agreements for the Funds will automatically terminate as a result of the change in control of Innovator. However, the Board and Innovator can reappoint the respective sub-adviser to serve as a sub-adviser to the Fund pursuant to the exemptive relief and currently expect that each sub-adviser for each Fund will be appointed concurrently with the approval of the New Agreement to maintain continuity in the Fund’s operations.

Questions Regarding Proposal 2

Q.	Who are being nominated to serve as Trustees?

A.	The Nominees for election to serve as members of the Board are:
1.	Cheryl K. Beebe
2.	Dwight L. Bush
3.	Kathryn A. Cassidy
4.	John G. Chou
5.	Joaquin Delgado
6.	Eileen H. Dowling
7.	Lawrence Hughes
8.	John F. Killian
9.	Steven D. Krichmar
10.	Michael Latham
11.	Lawrence W. Stranghoener
12.	Gregory G. Weaver
13.	Brian J. Wildman
14.	James A. McNamara

Mr. Wildman is currently a trustee of the Trust. Each of the remaining Nominees currently serves as a trustee of other funds advised by GSAM (the “Goldman Sachs Funds”). The Board, including the Nominating and Governance Committee thereof, has reviewed the qualifications and backgrounds of the Nominees and concluded that the Nominees are experienced in the oversight of exchange-traded funds and other registered investment companies. The Board also considered, among other things, the efficiency of potentially having the same board members serve consistently across a diversified fund complex comprised of the Innovator-advised Funds and the Goldman Sachs Funds. The Board further considered how such Nominees might help to realize the potential benefits to Shareholders that are anticipated to follow from the Transaction.

The election of the Nominees pursuant to Proposal 2 is contingent upon the closing of the Transaction. If the Transaction is not completed, Proposal 2 will not become effective. If the Nominees are elected and the Transaction closes, the total number of Board members will increase from four (4) to fourteen (14). You are being asked to elect these Nominees to help realize the potential benefits to Shareholders that are anticipated to follow from the Transaction. In an effort to provide continuity in the oversight of the Funds, Mark Berg and Joe Stowell, currently trustees of the Trust that are not running for re-election, have entered into a consulting agreement pursuant to which, if requested by the Board, they will provide their views and insight regarding the business and affairs of the Trust for three (3) years following the close of the Transaction. Additionally, Mr. Wildman is expected to be appointed to the boards of the Goldman Sachs Funds. Mr. Wildman has also entered into a consulting agreement pursuant to which, if he ceases to serve on the Board, he would also agree to provide his views and insight regarding the business and affairs of the Trust for three (3) years following the close of the Transaction.

Q.	What role does the Board play? Would each of the Nominees be “independent” trustees on the Board?

A.	Board members oversee Fund activities, review Fund performance, approve policy changes, and review contractual arrangements with companies that provide services to the Funds. Board members represent the Shareholders and have an obligation to serve the Shareholders’ best interests. Each of the Nominees, except for Mr. McNamara, is not considered an “interested person” under the 1940 Act, meaning the Nominees have no deemed affiliation with the Funds (other than their positions on the Board, if the Transaction is completed), nor with Innovator or Goldman, and therefore are considered “independent.”

Questions Regarding Voting and the Special Meeting

Q.	How does the Board recommend that I vote in connection with the Proposals for my Fund?

A.	After careful consideration, the Board unanimously recommends that you vote “FOR” the approval of each Proposal described in the Proxy Statement.

Q.	What is the vote required to approve the Proposals?

A.	Under the Trust’s governing documents, when a quorum is present at any meeting, a majority of votes cast shall decide any questions and a plurality shall elect a Trustee, except when a larger vote is required by applicable law.

With respect to Proposal 1, the 1940 Act requires that each investment advisory agreement be approved by the vote of a majority of a Proposal 1 Fund’s outstanding voting securities. A vote by a “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of: (i) 67% or more of the voting securities of the Fund that are present at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority”). To become effective with regard to a Proposal 1 Fund, the New Agreement must be approved by the vote of the 1940 Act Majority of the Fund’s shares, provided a quorum is present. Each Proposal 1 Fund will vote on Proposal 1 separately. The approval of the New Agreement by one Proposal 1 Fund is not contingent upon the approval of the New Agreement by any other Proposal 1 Fund, except that the Transaction Threshold must be met (along with certain other closing conditions, in each case unless waived) in order for the Transaction to be completed and the New Agreement to go into effect.

With respect to Proposal 2, under the Trust’s governing documents the election of each Nominee must be approved by a plurality of the votes cast in person or by proxy at the Special Meeting, provided a quorum is present. The Shareholders of each Fund will vote together with Shareholders of the other Funds for the election of the Nominees. Under a plurality voting requirement, the candidates who receive the highest number of votes will be elected. For example, with fourteen Nominees for election to the Board and fourteen Trustees to be elected, a vote by plurality means the fourteen Nominees with the highest number of affirmative votes, regardless of the votes withheld for the Nominees, will be elected.

Q.	Who is eligible to vote at the Special Meeting?

A.	Shareholders of record as of the close of business on December 19, 2025 (the “Record Date”) are entitled to be present and to vote at the Special Meeting or, if it is adjourned, at any later sessions. The number of Shares outstanding of each Fund on the Record Date is shown in Appendix J of the enclosed Proxy Statement.

Q.	Will my Fund pay for this proxy solicitation or for the costs of the Transaction?

A.	No. Neither the Trust nor the Funds will bear these costs. The expenses of preparation, printing and mailing of the enclosed proxy cards, the accompanying notices, the Proxy Statement and any other costs associated with the Proxy Statement or the Transaction, including proxy solicitation, will be borne by Innovator.

Q.	Does my vote make a difference?

A.	Yes! No matter how many shares you own, your vote is important to help ensure that the Proposals can be approved. We encourage all Shareholders to participate in the governance of their Fund(s). If numerous Shareholders do not vote their proxies, the Trust and the Funds may not receive enough votes to achieve a quorum and go forward with the Special Meeting. This could delay the Special Meeting and the approval of the Proposals and generate additional costs.

Q.	How do I vote my shares?

A.	For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

By Internet: Access the website address printed on the enclosed proxy card(s); or

In Person: Attend the Special Meeting described in the Proxy Statement. If you wish to attend the Special Meeting, please notify our proxy solicitor, Sodali & Co., by calling (844) 819-8331. Shareholders of record at the close of business on December 19, 2025 are entitled to attend the Special Meeting. Eligible shareholders who intend to attend the Special Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of December 19, 2025, and a valid picture identification, such as a driver’s license or passport, for admission to the Special Meeting. Seating is very limited, so persons without proof of ownership and identification will not be admitted. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Special Meeting in order to vote in person.

Q.	Why may there be more than one proxy card enclosed?

A.	If you own shares of more than one Fund, you will receive a separate proxy card for each Fund.

Q.	Whom should I call for additional information about this Proxy Statement?

A.	If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call Sodali & Co. at (844) 819-8331. Representatives are available to assist you Monday through Friday, 10:00 a.m. to 11:00 p.m., Eastern time.

The Board Unanimously Recommends that you Vote FOR each Proposal
Described in the Proxy Statement.

Notice of Special Meeting of Shareholders

To be held on February 24, 2026

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on February 24, 2026:

This proxy statement is available at www._______.

To the shareholders (the “Shareholders”) of each fund listed below (each, a “Fund” and collectively, the “Funds”), each of which is a separate series of Innovator ETFs® Trust, a Delaware statutory trust (the “Trust”):

Notice Is Hereby Given that a special meeting of Shareholders of the Trust (the “Special Meeting”) will be held at the offices of the Innovator Capital Management, LLC (“Innovator”) at 200 W. Front Street Wheaton, IL 60187 on February 24, 2026 at [___ a.m., Central time]. At the Special Meeting, Shareholders will be asked to consider and act upon the following proposals (collectively, the “Proposals”), as described in the accompanying proxy statement (“Proxy Statement”) for the applicable Funds (as listed below):

Proposal	Proposal Description
1	The approval of a new investment advisory agreement by and between the Trust on behalf of each Fund listed as a “Proposal 1 Fund” and Innovator (the “New Agreement”).

2	For all Funds listed as a Proposal 2 Fund, to elect the following fourteen (14) nominees (the “Nominees”) to the board of trustees of the Trust (the “Board”): Cheryl K. Beebe; Dwight L. Bush; Kathryn A. Cassidy; John G. Chou; Joaquin Delgado; Eileen H. Dowling; Lawrence Hughes; John F. Killian; Steven D. Krichmar; Michael Latham; Lawrence W. Stranghoener; Gregory G. Weaver; Brian J. Wildman; and James A. McNamara.

Your Board Recommends that you Vote for the Proposals.

The Proposals are discussed in greater detail in the enclosed Proxy Statement. You are entitled to vote at the Special Meeting if you owned shares of any of the Funds at the close of business on December 19, 2025 (the “Record Date”). If you attend the Special Meeting, you may vote your shares in person. Please contact our proxy solicitor, Sodali & Co., if you plan to attend the Special Meeting by calling (844) 819-8331. Shareholders of record at the close of business on the Record Date are entitled to attend and vote at the Special Meeting. Eligible Shareholders who intend to attend the Special Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Special Meeting. Seating is very limited, so persons without proof of ownership and identification will not be admitted. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Special Meeting in order to vote in person. Whether or not you expect to attend the Special Meeting in person, we urge you to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet.

Your Vote is Important- Please Sign, Date and Return Your Proxy Promptly.

By order of the Board.

/s/ H. Bruce Bond

H. Bruce Bond
President, Principal Executive Officer and Trustee

[date]

To secure the largest possible representation and to save the expense of further mailings and/or solicitations, please mark your proxy card(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed from the United States. If you prefer, you may instead vote by telephone or the Internet. You may revoke your proxy at any time before or at the Special Meeting or vote in person if you attend the Special Meeting, as provided in the attached Proxy Statement.

Some Shareholders hold shares in more than one fund and may receive proxy cards and/or proxy materials for each fund owned. please sign and promptly return each proxy card in the self-addressed envelope regardless of the number of shares owned.

Innovator ETFs® Trust

List of Funds – Proposal 1 (“Proposal 1 Funds”)

Innovator 20+ Year Treasury Bond 5 Floor ETF® – Quarterly	Innovator Laddered Allocation Power Buffer ETF™
Innovator 20+ Year Treasury Bond 9 Buffer ETF™ – July	Innovator Nasdaq-100® 10 Buffer ETF™ – Quarterly
Innovator Buffer Step Up Strategy ETF®	Innovator Nasdaq-100® Managed Floor ETF®
Innovator Deepwater Frontier Tech ETF	Innovator Power Buffer Step Up Strategy ETF®
Innovator Defined Wealth Shield ETF	Innovator Premium Income 15 Buffer ETF™ – January
Innovator Emerging Markets 10 Buffer ETF™ – Quarterly	Innovator Premium Income 15 Buffer ETF™ – April
Innovator Emerging Markets Power Buffer ETF™ – January	Innovator Premium Income 15 Buffer ETF™ – July
Innovator Emerging Markets Power Buffer ETF™ – April	Innovator Premium Income 15 Buffer ETF™ – October
Innovator Emerging Markets Power Buffer ETF™ – July	Innovator Premium Income 20 Barrier ETF® – January
Innovator Emerging Markets Power Buffer ETF™ – October	Innovator Premium Income 20 Barrier ETF® – April
Innovator Equity Autocallable Income Strategy ETF	Innovator Premium Income 20 Barrier ETF® – July
Innovator Equity Defined Protection ETF® – 1 Yr January	Innovator Premium Income 20 Barrier ETF® – October
Innovator Equity Defined Protection ETF® – 1 Yr February	Innovator Premium Income 30 Barrier ETF® – January
Innovator Equity Defined Protection ETF® – 1 Yr March	Innovator Premium Income 30 Barrier ETF® – April
Innovator Equity Defined Protection ETF® – 1 Yr April	Innovator Premium Income 30 Barrier ETF® – July
Innovator Equity Defined Protection ETF® – 1 Yr May	Innovator Premium Income 30 Barrier ETF® – October
Innovator Equity Defined Protection ETF® – 1 Yr June	Innovator S&P Investment Grade Preferred ETF
Innovator Equity Defined Protection ETF® – 1 Yr July	Innovator U.S. Equity 5 to 15 Buffer ETF™ – Quarterly
Innovator Equity Defined Protection ETF® – 1 Yr August	Innovator U.S. Equity 10 Buffer ETF™ – Quarterly
Innovator Equity Defined Protection ETF® – 1 Yr September	Innovator U.S. Equity Accelerated ETF® – Quarterly
Innovator Equity Defined Protection ETF® – 1 Yr October	Innovator U.S. Equity Accelerated 9 Buffer ETF™ – January
Innovator Equity Defined Protection ETF® – 1 Yr November	Innovator U.S. Equity Accelerated 9 Buffer ETF™ – April
Innovator Equity Defined Protection ETF® – 1 Yr December	Innovator U.S. Equity Accelerated 9 Buffer ETF™ – July
Innovator Equity Defined Protection ETF® – 2 Yr to January 2026	Innovator U.S. Equity Accelerated 9 Buffer ETF™ – October
Innovator Equity Defined Protection ETF® – 2 Yr to April 2026	Innovator U.S. Equity Accelerated Plus ETF® – January
Innovator Equity Defined Protection ETF® – 2 Yr to July 2026	Innovator U.S. Equity Accelerated Plus ETF® – April
Innovator Equity Defined Protection ETF® – 2 Yr to October 2026	Innovator U.S. Equity Accelerated Plus ETF® – July
Innovator Equity Defined Protection ETF® – 2 Yr to January 2027	Innovator U.S. Equity Accelerated Plus ETF® – October
Innovator Equity Defined Protection ETF® – 2 Yr to April 2027	Innovator U.S. Equity Buffer ETF™ – January
Innovator Equity Defined Protection ETF® – 2 Yr to July 2027	Innovator U.S. Equity Buffer ETF™ – February
Innovator Equity Defined Protection ETF® – 2 Yr to October 2027	Innovator U.S. Equity Buffer ETF™ – March
Innovator Equity Defined Protection ETF® – 6 Mo Jan/Jul	Innovator U.S. Equity Buffer ETF™ – April
Innovator Equity Defined Protection ETF® – 6 Mo Apr/Oct	Innovator U.S. Equity Buffer ETF™ – May
Innovator Equity Dual Directional 10 Buffer ETF™ – July	Innovator U.S. Equity Buffer ETF™ – June
Innovator Equity Dual Directional 10 Buffer ETF™ – September	Innovator U.S. Equity Buffer ETF™ – July
Innovator Equity Dual Directional 10 Buffer ETF™ – October	Innovator U.S. Equity Buffer ETF™ – August
Innovator Equity Dual Directional 10 Buffer ETF™ – November	Innovator U.S. Equity Buffer ETF™ – September
Innovator Equity Dual Directional 10 Buffer ETF™ – December	Innovator U.S. Equity Buffer ETF™ – October
Innovator Equity Dual Directional 15 Buffer ETF™ – July	Innovator U.S. Equity Buffer ETF™ – November
Innovator Equity Dual Directional 15 Buffer ETF™ – September	Innovator U.S. Equity Buffer ETF™ – December
Innovator Equity Dual Directional 15 Buffer ETF™ – October	Innovator U.S. Equity Power Buffer ETF™ – January
Innovator Equity Dual Directional 15 Buffer ETF™ – November	Innovator U.S. Equity Power Buffer ETF™ – February
Innovator Equity Dual Directional 15 Buffer ETF™ – December	Innovator U.S. Equity Power Buffer ETF™ – March

Innovator Equity Managed Floor ETF®	Innovator U.S. Equity Power Buffer ETF™ – April
Innovator Equity Managed 100 Buffer ETF™	Innovator U.S. Equity Power Buffer ETF™ – May
Innovator Equity Premium Income – Daily PutWrite ETF	Innovator U.S. Equity Power Buffer ETF™ – June
Innovator Gradient Tactical Rotation Strategy ETF	Innovator U.S. Equity Power Buffer ETF™ – July
Innovator Growth Accelerated ETF® – Quarterly	Innovator U.S. Equity Power Buffer ETF™ – August
Innovator Growth Accelerated Plus ETF® – January	Innovator U.S. Equity Power Buffer ETF™ – September
Innovator Growth Accelerated Plus ETF® – April	Innovator U.S. Equity Power Buffer ETF™ – October
Innovator Growth Accelerated Plus ETF® – July	Innovator U.S. Equity Power Buffer ETF™ – November
Innovator Growth Accelerated Plus ETF® – October	Innovator U.S. Equity Power Buffer ETF™ – December
Innovator Growth-100 Power Buffer ETF™ – January	Innovator U.S. Equity Ultra Buffer ETF™ – January
Innovator Growth-100 Power Buffer ETF™ – February	Innovator U.S. Equity Ultra Buffer ETF™ – February
Innovator Growth-100 Power Buffer ETF™ – March	Innovator U.S. Equity Ultra Buffer ETF™ – March
Innovator Growth-100 Power Buffer ETF™ – April	Innovator U.S. Equity Ultra Buffer ETF™ – April
Innovator Growth-100 Power Buffer ETF™ – May	Innovator U.S. Equity Ultra Buffer ETF™ – May
Innovator Growth-100 Power Buffer ETF™ – June	Innovator U.S. Equity Ultra Buffer ETF™ – June
Innovator Growth-100 Power Buffer ETF™ – July	Innovator U.S. Equity Ultra Buffer ETF™ – July
Innovator Growth-100 Power Buffer ETF™ – August	Innovator U.S. Equity Ultra Buffer ETF™ – August
Innovator Growth-100 Power Buffer ETF™ – September	Innovator U.S. Equity Ultra Buffer ETF™ – September
Innovator Growth-100 Power Buffer ETF™ – October	Innovator U.S. Equity Ultra Buffer ETF™ – October
Innovator Growth-100 Power Buffer ETF™ – November	Innovator U.S. Equity Ultra Buffer ETF™ – November
Innovator Growth-100 Power Buffer ETF™ – December	Innovator U.S. Equity Ultra Buffer ETF™ – December
Innovator Hedged Nasdaq-100® ETF	Innovator U.S. Small Cap 10 Buffer ETF™ – Quarterly
Innovator Index Autocallable Income Strategy ETF	Innovator U.S. Small Cap Managed Floor ETF®
Innovator International Developed 10 Buffer ETF™ – Quarterly	Innovator U.S. Small Cap Power Buffer ETF™ – January
Innovator International Developed Managed Floor ETF®	Innovator U.S. Small Cap Power Buffer ETF™ – February
Innovator International Developed Power Buffer ETF™ – January	Innovator U.S. Small Cap Power Buffer ETF™ – March
Innovator International Developed Power Buffer ETF™ – February	Innovator U.S. Small Cap Power Buffer ETF™ – April
Innovator International Developed Power Buffer ETF™ – March	Innovator U.S. Small Cap Power Buffer ETF™ – May
Innovator International Developed Power Buffer ETF™ – April	Innovator U.S. Small Cap Power Buffer ETF™ – June
Innovator International Developed Power Buffer ETF™ – May	Innovator U.S. Small Cap Power Buffer ETF™ – July
Innovator International Developed Power Buffer ETF™ – June	Innovator U.S. Small Cap Power Buffer ETF™ – August
Innovator International Developed Power Buffer ETF™ – July	Innovator U.S. Small Cap Power Buffer ETF™ – September
Innovator International Developed Power Buffer ETF™ – August	Innovator U.S. Small Cap Power Buffer ETF™ – October
Innovator International Developed Power Buffer ETF™ – September	Innovator U.S. Small Cap Power Buffer ETF™ – November
Innovator International Developed Power Buffer ETF™ – October	Innovator U.S. Small Cap Power Buffer ETF™ – December
Innovator International Developed Power Buffer ETF™ – November	Innovator Uncapped Accelerated U.S. Equity ETF™
Innovator International Developed Power Buffer ETF™ – December	Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly
Innovator Laddered Allocation Buffer ETF™

List of Funds – Proposal 2 (“Proposal 2 Funds”)

All Proposal 1 Funds, as well as the following Funds:

Innovator IBD® 50 ETF	Innovator IBD® Breakout Opportunities ETF

SUBJECT TO COMPLETION
DATED DECEMBER 9, 2025

Proxy Statement

Innovator ETFs® Trust

Dated [____]

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on February 24, 2026:

This proxy statement is available at www.[____].

This proxy statement (the “Proxy Statement”) solicits proxies to be voted at the upcoming special meeting (the “Special Meeting”) of shareholders (“Shareholders”) of the series of the Innovator ETFs® Trust (the “Trust”) as listed in the accompanying Notice of Special Meeting of Shareholders. Each of the series of the Trust is referred to as a “Fund” and are collectively referred to as the “Funds.” The Board of Trustees of the Trust (the “Board”) called the Special Meeting to vote on the following proposals (each, a “Proposal” and collectively, the “Proposals”), which are described more fully below:

Proposal		Who votes on the Proposal?
1.	The approval of a new investment advisory agreement by and between the Trust, on behalf of each Proposal 1 Fund, and Innovator (the “New Agreement”).	Shareholders of each Fund listed on the enclosed Notice of Special Meeting of Shareholders as a Proposal 1 Fund (each, a “Proposal 1 Fund” and collectively, the “Proposal 1 Funds”), voting separately from Shareholders of each other Proposal 1 Fund.
2.	To elect fourteen (14) nominees (the “Nominees”) to the Board.	Shareholders of each Fund listed on the enclosed Notice of Special Meeting of Shareholders as a Proposal 2 Fund (each, a “Proposal 2 Fund” and collectively, the “Proposal 2 Funds”), voting collectively.

The principal office of the Trust is located at 200 W. Front Street Wheaton, IL 60187. You can reach the office of the Trust by telephone by calling 1-800-208-5212. The Trust is a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Special Meeting will be held at [the offices of the Trust at 200 W. Front Street Wheaton, IL 60187 on February 24, 2026, at ___ a.m., Central time.] Only Board members, officers of the Trust, Innovator Capital Management, LLC (“Innovator” or the “Adviser”), investment adviser to each Fund, and Shareholders of record on December 19, 2025 (the “Record Date”) will be admitted to the Special Meeting. Eligible Shareholders who intend to attend the Special Meeting in person will need to bring proof of share ownership, such as a Shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Special Meeting. Seating is very limited, so persons without proof of ownership and identification will not be admitted. The Board, on behalf of each Fund, is soliciting these proxies. This Proxy Statement is first being sent to Shareholders on or about [____].

This Proxy Statement gives you information about the Proposals, and other matters that you should know before voting.

The Trust will furnish, without charge, a copy of a Fund’s annual report and most recent semi-annual report succeeding the annual report, if any, to a Shareholder upon request. Such requests should be directed to the Trust by calling toll free at 1-800-208-5212 or by correspondence addressed to 200 W. Front Street Wheaton, IL 60187. Copies are also available at www. innovatoretfs.com. Copies of the annual and semi-annual reports of the Funds are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s (“SEC”) Internet site at www.sec.gov.

Two or more Shareholders of a Fund who share an address might receive only one annual report or Proxy Statement, unless the Trust has received instructions to the contrary. The Trust will promptly send, at no cost, a separate copy of the annual report and/or Proxy Statement to any Shareholder upon request. To request a separate copy of an annual report or the Proxy Statement, Shareholders should contact the Trust at 1-800-208-5212.

To assure the presence of a quorum at the meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the internet at the number or website address printed on the enclosed proxy card(s).

Proposal 1: Approval of a New Investment Advisory Agreement

You are being asked to approve a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of your Proposal 1 Fund, and Innovator. Appendix A contains the form of the New Agreement. On November 12, 2025, Innovator, the current investment adviser to each Fund, entered into a membership interest purchase agreement, (the “Purchase Agreement”) pursuant to which GSAM Holdings LLC, a Delaware limited liability company (“GSAM Holdings”), which is a subsidiary of The Goldman Sachs Group, Inc., a Delaware corporation (“Goldman”), will purchase all of the issued and outstanding limited liability company interests of Innovator (the “Transaction”). As a result of the Transaction, Innovator will become a direct, wholly-owned subsidiary of GSAM Holdings and, in this manner, Innovator will ultimately be an indirect, wholly-owned subsidiary of Goldman and an affiliate of Goldman Sachs Asset Management, L.P. (“GSAM”).

The Board is proposing the approval of the New Agreement with respect to each Proposal 1 Fund because the current investment advisory agreement between the Trust and Innovator (the “Current Agreement”) will terminate upon completion of the Transaction. As required by the 1940 Act, the Current Agreement terminates automatically upon its “assignment,” which includes a change in control of Innovator. The completion of the Transaction will result in a change in control of Innovator, and thus the assignment and automatic termination of the Current Agreement. Shareholders of each respective Proposal 1 Fund are therefore being asked to approve the New Agreement for their Fund in an effort to ensure continuity in the operation of their Proposal 1 Fund. The New Agreement would become effective for a Proposal 1 Fund only if approved by the Shareholders of that Fund and if the Transaction is completed. The closing of the Transaction (the “Closing”) is currently expected to take place in the second quarter of 2026, or as soon as practicable thereafter. If the Transaction is not completed or the Purchase Agreement is terminated, the New Agreement will not go into effect and the Current Agreement will continue in effect.

Shareholders of any Fund that is not a Proposal 1 Fund are not being asked to vote on Proposal 1. With respect to the Innovator IBD® 50 ETF and Innovator IBD® Breakout Opportunities ETF, the Board will separately determine the best course of action for each of those Funds.

Description of the Transaction

The terms and conditions of the Transaction are set forth in the Purchase Agreement. Pursuant to the Purchase Agreement, GSAM Holdings, a subsidiary of Goldman, will purchase all of the issued and outstanding limited liability interests of Innovator. Innovator would therefore become a direct, wholly-owned subsidiary of GSAM Holdings, and ultimately will be an indirect, wholly-owned subsidiary of Goldman. Additionally, Innovator will become an affiliate of GSAM. The completion of the Transaction is subject to certain terms and conditions, including obtaining Shareholder approval under Proposal 1 that meets at least the minimum required threshold detailed in the Purchase Agreement and the election of Nominees to the Board under Proposal 2, which is further explained below. While the approval of the New Agreement with respect to a Proposal 1 Fund is not contingent on the approval of the New Agreement by any other Fund, the terms of the Purchase Agreement require a specified percentage of the assets under management of the Trust must approve the New Agreement with respect to the Funds and the Adviser (the “Transaction Threshold”), and the Nominees have been elected to the Board in order for the Transaction to Close (in addition to certain other closing conditions, in each case unless waived), and the New Agreement to go into effect. If the Transaction is not completed, then the Current Agreement will remain in effect for each Fund.

There are no current plans to change any of the primary service providers to the Funds, including but not limited to, the Funds’ investment sub-advisers and custodian, as a direct result of the Transaction. If the Transaction is completed, the Board will continue to evaluate the Trust’s service providers in connection with the exercise of its reasonable business judgment in the ordinary course of business, and accordingly, it is possible that certain service providers of the Funds will change in the future. Each Proposal 1 Fund’s current portfolio managers, as well as all of the other investment advisory personnel of Innovator who currently assist in the management of the Funds, are expected to keep their current positions after the Transaction. There are no current plans to materially change the manner in which the Proposal 1 Funds are managed as a result of the Transaction. The Transaction is expected to provide Shareholders of the Funds with certain benefits. For example, following the Transaction, Innovator will be part of an organization with greater scale, broader distribution capabilities and new opportunities to grow. Accordingly, Shareholders will have the potential to realize certain benefits, including but not limited to, the increased knowledge, experience and resources Goldman and GSAM can bring to bear on behalf of the Funds. However, it is also possible that these potential benefits will not be experienced.

Although there is no assurance that the Closing will occur, if each of the closing conditions is satisfied or waived, Innovator and Goldman anticipate that the Closing will take place in the [second] quarter of 2026, or as soon as practicable thereafter. Shareholders are not being asked to vote on the Transaction itself.

Post-Transaction Structure and Operations

As noted above, upon the Closing, Innovator will continue to serve as investment adviser to the Proposal 1 Funds, subject to Shareholder approval. It is expected that all of the investment advisory personnel of Innovator who currently assist in the management of the Proposal 1 Funds will continue as employees of Innovator and will provide uninterrupted management of the Funds following the Closing for so long as they choose to remain employees of Innovator. In the event that they choose not to remain employed by Innovator, Innovator will identify appropriate replacements. There are no expected changes to any of the current investment sub-advisers to any of the Funds, nor any expected changes in portfolio managers for any of the Funds as a result of the Transaction. Further, there are no current plans to materially change the organization and structure of the Trust. The Board, including the Nominees if elected under Proposal 2, will be responsible for making decisions regarding, among other matters, the independent accountants, custodian, and transfer agent of the Funds.

Section 15(f) of the 1940 Act

The Board has been advised that the parties intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an investment adviser (such as Innovator) to an investment company (such as the Trust) may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the closing of the sale, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor, which in this case is Innovator. The Board currently meets this test and is expected to continue to do so after the Closing if the Nominees are elected under Proposal 2. Second, no “unfair burden” can be imposed on the investment company as a result of the sale. An “unfair burden” includes any arrangement during the two-year period after the sale where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its Shareholders (other than fees for bona fide investment advisory or other services). Goldman has agreed as a condition of the Transaction that it will, and will cause each of its affiliates (including, after the Transaction, Innovator) to, use reasonable best efforts to conduct their business so as to enable reliance upon Section 15(f) of the 1940 Act in connection with the investment advisory services to be provided by Innovator to each of the Funds after the Closing of the Transaction.

The New Agreement

The New Agreement is substantially the same as the Current Agreement, except with respect to the date and term of the agreement. Under the New Agreement, Innovator will continue to provide the same services it currently provides under the Current Agreement at the same advisory fee rate schedule and with no increase in the fee rates paid by a Proposal 1 Fund. Appendix A contains the form of the New Agreement. The following description of the New Agreement is qualified in its entirety by reference to the full text of the New Agreement as set forth in Appendix A. The key features of the New Agreement and Current Agreement are described below.

Investment Management Services. Under the New Agreement, Innovator, as investment adviser, would provide the same investment management services that Innovator performs under the Current Agreement.

All-In Fee. Pursuant to the Current and New Agreements, Innovator is entitled to a fee from each Proposal 1 Fund at annual rates based on the average daily net assets of the Fund, which is paid monthly. Like the Current Agreement, under the New Agreement each Proposal 1 Fund will pay Innovator a fee for advisory, supervisory, administrative and other services if required under an all-in fee structure. Appendix B provides the management fees paid by each Fund for the relevant fiscal year end.

Innovator has entered into written expense reimbursement/fee waiver agreement (“Current Fee Waiver Agreement”) with respect to certain Funds as designated by the Trust pursuant to which Innovator has agreed to waive a portion of its management fee to the extent necessary to pay for any acquired fund fees and expenses incurred by such Fund. In connection with the New Agreement, Innovator will enter into a new written expense reimbursement/fee waiver agreement (“New Fee Waiver Agreement”) with these Funds pursuant to terms that are identical the Current Fee Waiver Agreement. The New Fee Waiver Agreement will remain in effect and be contractually binding for a period of one year following the Closing.

Best Execution and Soft Dollars. The Current and New Agreements contain identical provisions regarding the execution of portfolio transactions, and the ability of the investment adviser to receive “soft dollar” research from brokers through whom it places trades.

Limitation on Liability. The Current and New Agreements both provide that, in the absence of willful misfeasance, bad faith or gross negligence on Innovator’s part in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the agreement, Innovator shall not be liable for any loss sustained by reason of the purchase, sale or retention of any asset, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith.

Duration. If approved by Shareholders of a Proposal 1 Fund, then the New Agreement will remain in force with respect to such Proposal 1 Fund for an initial term of two years from the date of its execution. Thereafter, if not terminated, the New Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by both (i) the vote of a majority of the Board or the vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act, of the Fund, and (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Current Agreement has similar provisions for its term and continuance.

A vote of a “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund that are present at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority”).

Termination. Both the Current and New Agreements may be terminated with respect to a Proposal 1 Fund on 60 days’ written notice by Innovator, the Board, or a 1940 Act Majority of the Fund’s Shareholders. Both the Current and New Agreement also may be terminated, at any time, without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that Innovator, or any officer or director of Innovator, has taken any action which results in a breach of the material covenants of the Adviser set forth therein. The New Agreement will also immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

Amendments. Amendments to the Current or New Agreements will be approved as required by (or as not prohibited by) the 1940 Act, which generally requires approval of a majority of trustees who are not parties to such agreement or interested persons of any such party, and also generally requires for material amendments a vote or written consent of a 1940 Act Majority of the Fund’s shareholders.

Additional Information. Innovator serves as the Funds’ investment adviser under the Current Agreement with the Trust. The Current Agreement became effective for each of the Funds as set forth in Appendix C. The Current Agreement was last approved for continuance for each applicable Fund by the Board, including a majority of the Independent Trustees, as indicated in Appendix C. A discussion of the basis for the Board’s most recent approval of the Current Agreement for the Funds is available in the Trust’s Form N-CSRS for the fiscal period ended April 30, 2025, or Form N-CSR for the fiscal year ended October 31, 2024, as noted in Appendix C, or will become available in the Trust’s N-CSR for the fiscal year ended October 31, 2025 or N-CSRS for the fiscal period ended April 30, 2026. If the New Agreement is approved for a Proposal 1 Fund, Innovator will provide the same investment advisory services it currently provides to such Fund under the Current Agreement.

Interim Advisory Agreement. In the event that the completion of the Transaction and the termination of a Proposal 1 Fund’s Current Agreement occurs before Shareholder approval of the New Agreement for the Fund is obtained, it is anticipated that the Fund would rely on Rule 15a-4 under the 1940 Act, which permits the Board (including a majority of the Independent Trustees) to approve and enter into an interim advisory agreement (“Interim Advisory Agreement”) pursuant to which Innovator would serve as an interim adviser to a Fund for up to 150 days following the termination of the Current Agreement. At a meeting held on December 8, 2025, the Board approved an Interim Advisory Agreement for each Proposal 1 Fund, which would only take effect if the Closing occurs before a Fund’s Shareholders approve the New Agreement.

In approving the Interim Advisory Agreement, the Board, including a majority of the Independent Trustees, determined that (A) the scope and quality of services to be provided to each Fund under the Interim Advisory Agreement would be at least equivalent to the scope and quality of services provided under the Current Agreement; (B) the compensation to be received by Innovator as the interim adviser under the Interim Advisory Agreement is no greater than the compensation that Innovator would have received under the Current Agreement; and (C) the Interim Advisory Agreement has the same terms and conditions as the Current Agreement, with the exception of its effective and termination dates and differences in the terms and conditions the Board, including a majority of Independent Trustees, finds to be immaterial. Other provisions of the Interim Advisory Agreement will include:

(i)     the Interim Advisory Agreement terminates upon the earlier of the 150th day following the termination of the Current Agreement or the effectiveness of the New Agreement;

(ii)     the Board or a 1940 Act Majority of a Fund’s outstanding shares may terminate the Interim Advisory Agreement at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to Innovator as the interim adviser;

(iii)     the compensation earned by Innovator as the interim adviser under the Interim Advisory Agreement will be held in an interest-bearing escrow account with a Fund’s custodian or a bank;

(iv)     if a 1940 Act Majority of a Fund’s outstanding shares approve such Fund’s New Agreement by the end of the 150-day period, then the amount in the escrow account (including interest earned) will be paid to Innovator as the interim adviser; and

(v)     if a 1940 Act Majority of a Fund’s outstanding shares do not approve such Fund’s New Agreement, then Innovator as the interim adviser will be paid out of the escrow account the lesser of (a) any costs incurred in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned).

In the event that the New Agreement is not approved by a Proposal 1 Fund’s Shareholders, the Board will take such action as it believes to be in the best interest of the respective Fund and its Shareholders, including, potentially, liquidation. Certain of the Proposal 1 Funds are “defined outcome” funds. If such Funds do not receive the requisite Shareholder approval, it is possible that they will be forced to liquidate prior to the conclusion of their respective “Outcome Periods” and, consequently, Shareholders of such Funds may be adversely affected. Defined outcome funds are designed to deliver returns that match those of a given reference asset, subject to such fund’s sought-after outcomes, if shares of such fund are held from the commencement of the Outcome Period through its conclusion. In the event a fund were to liquidate prior to the conclusion of the Outcome Period, such fund would be unable to deliver returns that match those of its reference asset, and accordingly would not deliver the sought-after outcomes, and shareholders may be adversely affected.

Board Considerations in Approving the New Agreement

At meetings held on December 4 and 8, 2025, the Board considered the approval of the New Agreement between Innovator and the Trust with respect to the Funds.

The Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.

The Trustees considered their experience with Innovator in managing the Funds and noted that key personnel and management of Innovator are expected to remain the same as that currently in place and no changes are expected in this regard as a result of the Transaction. The Trustees also considered that the New Agreement is substantially the same as the Current Agreement. They considered the information furnished in connection with the December 4 and 8, 2025 meetings from Innovator and/or GSAM regarding the Transaction and the New Agreement as well as presentations by Innovator and GSAM in connection therewith. The Trustees also considered information previously furnished by Innovator for the Board’s review and consideration throughout the year.

The Independent Trustees considered information provided by the Adviser with respect to the services to be provided by the Adviser to the Funds under the New Agreement; the unitary fee rate payable by each Fund and as compared to fees charged to peer groups of the Funds; the nature of the expenses expected to be incurred in providing services to the Funds under the New Agreement; the potential for economies of scale, if any, and any fall-out benefits that may accrue to the Adviser under the New Agreement.

In evaluating whether to approve the New Agreement, the Board applied its business judgment and considered the nature, extent and quality of the services to be provided by the Adviser pursuant to the New Agreement. The Board considered that under the New Agreement the Adviser will continue to be responsible for the overall management of the Funds as well as the oversight of each Fund’s respective sub-adviser(s). The Independent Trustees also met separately with their Independent Counsel to discuss the information provided by the Adviser.

In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Funds by the Adviser under the New Agreement were satisfactory.

The Board considered the historical investment performance of each of the Funds and considered the tracking error (NAV return to index return) for each of the applicable Funds that seek to track an index.

The Board considered the unitary fee rate to be paid by each Fund under the New Agreement and noted that there are no proposed fee changes in connection with the Transaction. The Board noted that the Adviser will continue to be responsible for the Funds’ expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding the fee payable under the investment management agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, and extraordinary expenses. The Board noted that it had previously received and reviewed information for the Funds showing the advisory fee rates and expense ratios of the funds comprising each Fund’s peer group.

In light of the information considered and the nature, extent and quality of the services to be provided by the Adviser to the Funds under the New Agreement, the Board determined that the unitary fee for each of the Funds was fair. The Board noted that any reduction in fixed costs associated with the management of the respective Fund and economies of scale associated therewith would benefit the Adviser but that the unitary fee structure provides a level of certainty in expenses for each of the Funds. The Board considered the investment that the Adviser has made in personnel and infrastructure for the Funds. The Board noted that costs associated with higher-than-industry average index license fees, the construction and execution of index methodology, and the necessary cost for experienced sub-advisers also impact the costs of offering the Funds.

The Board noted that it had previously received and reviewed information regarding the profitability of the Adviser.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Adviser and concluded that the character and amount of potential fall-out benefits to the Adviser are consistent with the types of benefits generally derived by investment managers to funds.

Based on the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the New Agreement are fair and that the approval of the New Agreement is in the best interests of the Funds. No single factor was determinative in the Board’s analysis, and individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Required Vote

To become effective with regard to each Proposal 1 Fund, the New Agreement must be approved by the vote of the 1940 Act Majority of such Fund’s shares. The approval of a New Agreement by one Fund is not contingent on the approval of a New Agreement by any other Fund. Each Proposal 1 Fund will vote on Proposal 1 separately. That notwithstanding, the close of the Transaction is subject to the satisfaction of the Transaction Threshold (along with certain other closing conditions, in each case unless waived) in order for the Transaction to be completed and the New Agreement to go into effect. The Board, including all of the Independent Trustees, approved the New Agreement after consideration of all factors that the Board determined to be relevant to their deliberations, including those discussed above. The Board also determined to submit the New Agreement for consideration by the Shareholders of each Proposal 1 Fund and to recommend that Shareholders vote FOR approval. If the Shareholders of a Proposal 1 Fund do not approve the Fund’s New Agreement, the Board will consider other possible courses of action for the Fund, which may include entering into the Interim Advisory Agreement with Innovator pursuant to Rule 15a-4 under the 1940 Act.

If the Shareholders of a Proposal 1 Fund approve a New Agreement for that Fund, then it will not become effective until the Closing. If the Transaction is not completed, then the Current Agreement will remain in effect for each Fund. Even if Shareholders of a Proposal 1 Fund do not approve the New Agreement for their Fund, the Transaction could still close, resulting in the termination of the Current Agreement with Innovator for that Fund. While an Interim Advisory Agreement could be utilized for such a Fund for a certain period of time, the Board will take such action as it believes is in the best interests of a Fund that has not approved the New Agreement, including, potentially, liquidating such Fund.

For the reasons discussed above, the board unanimously recommends that you vote for the approval of the new agreement for each Proposal 1 Fund.

Proposal 2: To Elect Nominees to the Board of Trustees

Shareholders are being asked to elect fourteen (14) Nominees to the Board. The Trust is governed by a Board, which has oversight responsibility for the management of the Trust’s business affairs. Trustees establish procedures and oversee and review the performance of the investment adviser, distributor, and others who perform services for the Trust.

Nominees

The trustees are responsible for supervising the management of the Trust and serving the best interests of Shareholders. Mr. Wildman is currently a trustee of the Trust. Each of the remaining Nominees currently serves as a trustee of the Goldman Sachs Funds, a diversified fund complex comprised of exchange-traded funds (“ETFs”), mutual funds and a closed-end interval fund investing across fixed income, liquidity, equity, alternatives and multi-asset solutions.

If the Nominees are elected, and the Transaction is completed, the Nominees would take office upon the Closing, and the total number of Board members will increase from four (4) to fourteen (14). The Nominees are being recommended because of, among other reasons, their experience with ETFs and industry knowledge, their experience overseeing a diversified fund complex, the potential efficiency of having the same board members serve consistently across a diversified fund complex comprised of the Innovator-advised Funds and Goldman Sachs Funds, and their potential role to help realize the potential benefits to Shareholders that are anticipated to follow from the Transaction. In an effort to provide continuity in the oversight of the Funds, Mark Berg and Joe Stowell, currently trustees of the Trust that are not running for re-election, have entered into a consulting agreement where, if requested by the Board, they will provide their views and insight regarding the business and affairs of the Trust for three (3) years following the close of the Transaction. Additionally, Mr. Wildman is expected to be appointed to the boards of the Goldman Sachs Funds. Mr. Wildman has also entered into a consulting agreement pursuant to which, if he ceases to serve on the Board, he would also agree to provide his views and insight regarding the business and affairs of the Trust for three (3) years following the close of the Transaction. Messrs. Berg, Stowell, and if applicable, Wildman, will be compensated by GSAM (and not by the Funds) pursuant to these consulting agreements.

The Board considered information provided by the Nominees and concluded with the help of counsel that, if elected, each of the Nominees, except for Mr. McNamara, would not be an “interested person,” as defined in the 1940 Act. Appendix D contains a description of the background of the Trustees and Nominees and related information.

The Board would meet periodically throughout the year to oversee the Funds’ activities, including to review the Funds’ performance and oversee potential conflicts that could affect the Funds, and to review the actions of Innovator. With respect to its oversight of risk, the Board, through its committees, would rely on reports and information received from various parties, including Innovator, internal auditors, the Funds’ and Innovator’s Chief Compliance Officer, and the Funds’ outside auditors.

The Nominees are available to serve and have consented to serve if elected.

Selection of Nominees for Trustee

The Board’s Nominating and Governance Committee makes recommendations and considers Shareholder recommendations for nominations for Board members. The Nominating and Governance Committee also periodically reviews independent Board member compensation. The Nominating and Governance Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Funds’ investment adviser and other principal service providers. Under the current Nominating and Governance Committee charter, pursuant to which the Nominees were recommended for nomination to serve on the Board, the Nominating and Governance Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board. The Nominating and Governance Committee does not have a formal policy regarding diversity, but considers a broad range of attributes and characteristics in evaluating nominees for election to the Board. A copy of the current Nominating and Governance Committee charter is attached as Appendix E to this Proxy Statement.

The Nominating and Governance Committee met on December 8, 2025, to evaluate the Nominees, including their qualifications for Board membership and their independence (as applicable) from Innovator, Goldman and their respective affiliates and other Fund service providers, as well as such other information as the Nominating and Governance Committee deemed relevant to its considerations. In advance of that meeting, the Nominating and Governance Committee received information about each of the Nominees and their professional experiences and qualifications. The Nominating and Governance Committee recommended the Nominees for nomination by the Independent Trustees, and at their meeting on December 8, 2025, the Independent Trustees and the full Board selected and nominated the Nominees for election by the Shareholders of the Trust.

Appendix D provides a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee and Nominee that led the Board to conclude that he or she should serve as a member of the Board. Each Trustee and Nominee’s outside professional experience is also outlined in Appendix D.

Board Meetings and Trustee Compensation

The Board held [___] meetings during the fiscal year ended October 31, 2025. The Trust does not, in the normal course, hold annual meetings of Shareholders at which Trustees are elected.

No Independent Trustee or Nominee that would be an Independent Trustee if elected owns, beneficially or of record, securities issued by Goldman, Innovator, or Foreside Fund Services, LLC (the Funds’ distributor), or is a person directly or indirectly controlling, controlled by, or under common control with any of the foregoing. The table in Appendix F shows the dollar range of shares of each Fund and the aggregate dollar range of equity securities in all registered investment companies overseen or to be overseen by each Trustee and Nominee that are in the same family of investment companies. The information is provided as of [____].

Effective January 1, 2025, each current Independent Trustee is paid a fixed annual retainer of $313,000 per year. The fixed annual retainer is allocated pro rata among each Fund in the Trust based upon each Fund’s assets under management. The table in Appendix G shows the compensation that each Independent Trustee received from each Fund during the fiscal year ended October 31, 2025, and the aggregate compensation that each Independent Trustee received from the Trust during that period.

Principal Officers of the Trust

Officers of the Trust are appointed by the Board and serve at the pleasure of the Board. Appendix H identifies the current principal officers of the Trust and provides certain background and related information. The Board will evaluate the composition of its Officers in the ordinary course of business after the Closing and may add or replace any of the Officers listed in Appendix H in the exercise of its business judgment.

Standing Committees of the Board

Currently, the Board has two standing committees: the Audit Committee and the Nominating and Governance Committee. Each Committee is comprised of all of the Independent Trustees. If the Transaction is completed, the Board will evaluate the composition, structure and number of its Committees in the ordinary course of business and will add members and/or take any other actions in the exercise of its business judgment.

Audit Committee. The Audit Committee monitors accounting and financial reporting policies and practice, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board. During the fiscal year ended October 31, 2025, the Audit Committee held [___] meetings.

Nominating and Governance Committee. The Nominating and Governance Committee recommends Board members, fills vacancies and considers the qualifications of Board members. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. During the fiscal year ended October 31, 2025, the Nominating and Governance Committee held [___] meetings.

Independent Auditors of the Trust

Selection of Auditors. The current Audit Committee and the current Board have selected the firm of Cohen & Company, Ltd. (“Cohen”) to serve as the Trust’s independent registered public accounting firm. Cohen has previously confirmed to the Trust’s Audit Committee that it is an independent registered accounting firm with respect to the Funds. Representatives of Cohen are not expected to be present at the Special Meeting but will be available telephonically if necessary.

Audit Fees. Appendix I shows the aggregate fees billed to the Trust for each of the last two fiscal years for professional services rendered by Cohen for the audit of the Trust’s annual financial statements and for review of the financial statements included in the Trust’s annual reports or for services that normally are provided by Cohen in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees. The Trust was [not] billed during its last two fiscal years for assurance and related services rendered by Cohen that were reasonably related to the audit or review of the Trust’s financial statements but where such services were not reported under “Audit Fees” above.

Tax Fees. Appendix I also shows the aggregate fees billed to the Trust in each of the last two fiscal years for professional services rendered by Cohen to the Trust for tax compliance, tax advice, and tax planning. These tax-related fees represent services provided in connection with [the preparation of tax returns and year-end distribution review.]

Aggregate Non-Audit Fees. During the Trust’s last two fiscal years, Cohen [did not] bill for non-audit services rendered to the Trust and Innovator, and any entity controlling, controlled by, or under common control with Innovator that provides ongoing services to the Trust.

The Audit Committee has considered whether the provision of non-audit services that were rendered to Innovator and any entity controlling, controlled by, or under common control with Innovator that provides ongoing services to the Trust, is compatible with maintaining the independence of Cohen. The Audit Committee has determined that Cohen’s provision of these services is compatible with maintaining Cohen’s independence.

All Other Fees. [There were no additional fees paid by the Trust or by Innovator, or other service providers under common control with Innovator during the Trust’s last two fiscal years for products and services provided by Cohen, other than the services reported above.]

Approval of Services. All of the fees disclosed above and in Appendix I were approved by the Audit Committee in advance of the performance of such services. The Audit Committee approved the services described under “Tax Fees” above in advance of the performance of such services. The Audit Committee has delegated pre-approval of audit and non-audit services to the chair of the Audit Committee. Any pre-approval decisions accordingly made shall be presented to the full Audit Committee at its next regularly scheduled meeting. Non-audit services that are not presented to the Audit Committee as part of the pre-approval process are subject to pre-approval by the chair of the Audit Committee so long as the estimated fee for such services does not exceed $25,000.

Required Vote

Election of each Nominee to the Board requires a plurality of votes cast, provided a quorum is present. The votes of all the shares of the Funds of the Trust will be counted together in determining the results of the voting for the election of the Nominees in Proposal 2.

For the reasons discussed above, the board unanimously recommends that you vote for the election of each of the nominees.

Information About Innovator

Innovator is located at 200 W. Front Street, Wheaton, Illinois 60187. Innovator currently provides investment advisory services. H. Bruce Bond is the Chief Executive Officer of Innovator. Innovator is registered as an investment adviser with the SEC. Innovator provides services to investment companies, with assets under management totaling approximately $[___] billion as of [___].

Upon Closing, Innovator will become a direct wholly-owned subsidiary of GSAM Holdings. GSAM Holdings, is a direct wholly-owned subsidiary of Goldman. After the Closing, Innovator will be an affiliate of GSAM by virtue of both being indirect, wholly-owned subsidiaries of Goldman. Each of the Goldman entities is located at 200 West Street, New York, NY 10282.

The current principal executive officers of Innovator and their principal occupation, along with their current positions with the Trust, are set forth below. The address of each principal executive officer of Innovator is 200 W. Front Street, Wheaton, Illinois 60187.

Name	Title(s) & Principal Occupation with Innovator	Title(s) & Principal Occupation with the Trust
H. Bruce Bond	Chief Executive Officer	Trustee, President and Principal Executive Officer

John W. Southard	President and Managing Member	Vice President, Secretary and Assistant Treasurer

Kathleen I. Meyer	Chief Financial Officer	Vice President, Treasurer and Principal Financial Accounting Officer

Graham A. Day	Chief Investment Officer	None

Cari Zalesiak	Chief Compliance Officer	None

Warrior Poets, LLC	Managing Member	None

General Information

Principal Holders of Shares

To the knowledge of the Trust, as of the Record Date, the Trustees, Nominees and officers of the Trust owned in the aggregate [less than 1% of the shares of each Fund]. Appendix J lists the total shares outstanding of each Fund as of the Record Date. Appendix K contains information regarding each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund’s outstanding shares as of the Record Date, December 19, 2025. Mr. Bond, a Trustee and executive officer of the Trust, may be deemed to have a substantial interest arising from his economic interest in Innovator.

Since the beginning of the Funds’ most recently completed fiscal year, [no] Independent Trustee or Nominee has purchased or sold securities exceeding 1% of the outstanding securities of any class of Innovator or Goldman.

Payment of Solicitation Expenses

Innovator has agreed to pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures, and of all proxy solicitations. These expenses are estimated to be approximately $[____], approximately $[____] of which relate to the solicitation of proxies. [____] (“___”), a proxy solicitation firm, has been engaged by Innovator and [____] to assist in the solicitation of proxies. [Innovator will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the Shareholders.]

Other Service Providers

Foreside Fund Services, LLC is the distributor (also known as principal underwriter) of the shares of the Funds and is located at Three Canal Plaza, Suite 100, Portland, ME 04101. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as transfer agent and administrator for the Funds. USBFS’s principal address is 615 East Michigan Street, Milwaukee, Wisconsin 53202. U.S. Bank, N.A., located at 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian for the Funds.

Other Business

The Trust knows of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, it is the intention of the Board that proxies, will be voted on such matters in accordance with the judgment of the persons designated therein as proxies consistent with their fiduciary duties as set forth in Statement on Adjournment of Investment Company Shareholder Meetings and Withdrawal of Proposed Rule 20a-4 and Amendment to Rule 20a-1, Investment Company Act Release No. 7659 (Feb. 6, 1973).

Communications to the Board

Communications to the Board may be directed to the Secretary of the Trust, John W. Southard, at 200 W. Front Street, Wheaton, Illinois 60187.

Submission of a Shareholder Proposal

Under the SEC’s proxy rules, Shareholder proposals that meet certain requirements may be included in the Funds’ proxy material for a particular annual or special Shareholder meeting. However, because the Trust does not hold annual Shareholder meetings, the anticipated date for the next Shareholder meeting, if any, cannot be provided.

You may submit a Shareholder proposal to the Trust Secretary at 200 W. Front Street, Wheaton, Illinois 60187. Any such Shareholder proposal must be in good order and comply with all applicable legal requirements and the requirements set forth in the Trust’s By-laws. A Shareholder proposal to be considered for inclusion in the proxy statement at any future Shareholders’ meeting must be submitted a reasonable time before the proxy statement for that meeting is mailed. Submission of a proposal within that timeframe does not guarantee that the proposal will be included in the Trust’s proxy statement.

If a Shareholder wishes to present a proposal at a future Shareholder meeting that is not to be included in the Trust’s proxy statement, the Shareholder must submit the proposal a reasonable time before the proxy statement is mailed; if not, the persons named as proxies may vote the proxies in their discretion with regard to the proposal.

Shareholder Reports

The Trust has previously sent each Fund’s most recent [Annual Report dated October 31, 2025 to Shareholders.] The Trust will furnish, without charge, a copy of a Fund’s annual report and most recent semi-annual report succeeding the annual report, if any, to a Shareholder upon request. Such requests should be directed to the Trust by calling toll free at 1-800-5212 or by writing to Innovator Capital Management, LLC, 200 W. Front Street, Wheaton, Illinois 60187. Copies are also available at www. innovatoretfs.com. Copies of the annual and semi-annual reports of the Funds are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

Voting Information

Voting Rights

Only Shareholders owning shares of any of the Funds at the close of business on December 19, 2025 may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Special Meeting. Each share or fractional share is entitled to one vote or fraction thereof. With respect to Proposal 1, Shareholders of each Proposal 1 Fund will vote separately to approve the New Agreement for such Fund. With respect to Proposal 2, all Proposal 2 Funds will vote together. If you are a Shareholder of more than one Fund, you will be voting on the Proposals separately with respect to each Fund in which you hold shares.

Each proxy that is properly executed and returned in time to be voted at the Special Meeting will be voted at the Special Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Special Meeting and voting in person. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Special Meeting in order to vote in person. Any letter of revocation or later-dated proxy must be received by the Funds prior to the Special Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Special Meeting in the same manner that proxies voted by mail may be revoked.

The Trust anticipates that the listing exchange upon which the Funds list their shares will take the position that broker-dealers that are members thereof and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on Proposal 1. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on the Proposals may be deemed to be an instruction to vote FOR Proposal 1 and FOR each of the Nominees set forth in Proposal 2. Under an exchange’s rules, member broker-dealer firms may, without instructions, give a proxy to vote on routine matters, including the election of the Nominees in Proposal 2, if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present but will not be treated as votes cast. “Broker non-votes” can occur where, as here: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; (iii) the broker or nominee does not have discretionary voting power on a particular proposal, and (iv) there is at least one other proposal for which, under the rules of the Fund’s listing exchanges, the broker or nominee does have discretionary voting power. Abstentions and broker non-votes, if any, are expected to have the same effect as a vote “against” Proposal 1. Abstentions and broker non-votes will have no effect on Proposal 2, which requires a plurality vote.

Quorum; Adjournment

For the Trust and each Fund, forty percent (40%) of the outstanding shares entitled to vote, which are present in person or represented by proxy at a Shareholders’ meeting, constitutes a quorum for the transaction of business by Shareholders. A Shareholders’ meeting, whether or not a quorum is present, may be adjourned from time to time for any reason by the vote of a majority of the shares represented at the meeting, either in person or by proxy, or by the chairperson of the Board, the president of the Trust, in the absence of the chairperson of the Board, or any vice president or other authorized officer of the Trust, in the absence of the president. Notwithstanding the above, broker non-votes will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting. Any adjournment may be made with respect to any business which might have been transacted at such Shareholders’ meeting and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Shareholders’ meeting prior to adjournment. Written notice need not be given of the adjourned meeting when a Shareholders’ meeting is adjourned to another time or place if such time and place are announced at the meeting, unless (i) after the adjournment, a new record date is fixed for the adjourned meeting, or (ii) the adjournment is for more than sixty (60) days. In these circumstances, the Board shall give written notice to each Shareholder of record entitled to vote at the adjourned meeting. At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting.

To assure the presence of a quorum at the meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the internet at the number or website address printed on the enclosed proxy card(s).

Appendix A

Form of New Agreement

Investment Management Agreement

Investment Management Agreement amended and made this [__] day of [___], [___], by and between Innovator ETFs® Trust, a Delaware statutory trust (the “Trust”), and Innovator Capital Management, LLC, a Delaware limited liability company (the “Adviser”).

Whereas, the Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company;

Whereas, the Trust is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets;

Whereas, the Trust intends to offer shares in series as set forth on Schedule A attached hereto and any other series as to which this Agreement may hereafter be made applicable and set forth on Schedule A, which may be amended from time to time (each such series being herein referred to as a “Fund,” and collectively as the “Funds”); and

Whereas, the Trust desires to retain the Adviser as investment adviser, to furnish certain investment advisory and portfolio management services to the Trust with respect to the Funds, and the Adviser is willing to furnish such services.

W i t n e s s e t h:

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1.     The Trust hereby engages the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of, each Fund in accordance with each Fund’s investment objectives and policies and limitations, and to administer each Fund’s affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Trust for the period and upon the terms herein set forth. The investment of each Fund’s assets shall be subject to the Fund’s policies, restrictions and limitations with respect to securities investments as set forth in the Fund’s then current registration statement under the 1940 Act, Declaration of Trust, By-laws of the Trust and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered open-end management investment companies.

The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Funds’ transfer agent, administrator or other service providers) for the Funds, to permit any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall at its own expense furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement. In the event that the Adviser pays or assumes any expenses of a Fund not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or similar expense in the future; provided, that nothing contained herein shall be deemed to relieve the Adviser of any obligation to a Fund under any separate agreement or arrangement between the parties.

2.     The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall neither have the authority to act for nor represent the Trust in any way, nor otherwise be deemed an agent of the Trust.

3.     For the services and facilities described in Section 1, each Fund will pay to the Adviser, at the end of each calendar month, and the Adviser agrees to accept as full compensation therefor, an investment management fee equal to the annual rate of each Fund’s average daily net assets as set forth on Schedule A.

For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Trust under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

4.     During the term of this Agreement, the Adviser shall pay all of the expenses of each Fund of the Trust (including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees) but excluding the fee payment under this Agreement, interest, taxes, brokerage commissions and any other transaction-related fees and expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, the costs of holding shareholder meetings and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business

5.     The Adviser shall arrange for suitably qualified officers or employees of the Adviser to serve, without compensation from the Trust, as trustees, officers or agents of the Trust, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

6.     The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of a Fund’s securities on behalf of the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Trust’s Board of Trustees and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Adviser may select brokers or dealers affiliated with the Adviser. It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust, or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

In addition, the Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities with similar orders being made simultaneously for other accounts managed by the Adviser or its affiliates, if in the Adviser’s reasonable judgment such aggregation shall result in an overall economic benefit to a Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of a Fund occurs as part of any aggregate sale or purchase orders, the objective of the Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, each Fund acknowledges that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable. Whenever a Fund and one or more other investment advisory clients of the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

The Adviser will not arrange purchases or sales of securities between a Fund and other accounts advised by the Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Trust’s policies and procedures, (b) the Adviser determines the purchase or sale is in the best interests of each Fund, and (c) the Trust’s Board of Trustees have approved these types of transactions.

To the extent a Fund seeks to adopt, amend or eliminate any objectives, policies, restrictions or procedures in a manner that modifies or restricts Adviser’s authority regarding the execution of the Fund’s portfolio transactions, the Fund agrees to use reasonable commercial efforts to consult with the Adviser regarding the modifications or restrictions prior to such adoption, amendment or elimination.

The Adviser will communicate to the officers and trustees of the Trust such information relating to transactions for the Funds as they may reasonably request. In no instance will portfolio securities be purchased by or sold to the Adviser or any affiliated person of either the Trust or the Adviser, except as may be permitted under the 1940 Act.

The Adviser further agrees that it:

(a)   will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)   will conform in all material respects to all applicable rules and regulations of the Securities and Exchange Commission and comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Trust and communicated to the Adviser and, in addition, will conduct its activities under this Agreement in all material respects in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

(c)   will report regularly to the Board of Trustees of the Trust (generally on a quarterly basis) and will make appropriate persons available for the purpose of reviewing with representatives of the Board of Trustees on a regular basis at reasonable times the management of each Fund, including, without limitation, review of the general investment strategies of each Fund, the performance of each Fund’s investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Board of Trustees of the Trust; and

(d)   will prepare and maintain such books and records with respect to each Fund’s securities and other transactions as required under applicable law and will prepare and furnish the Trust’s Board of Trustees such periodic and special reports as the Board of Trustees may reasonably request. The Adviser further agrees that all records which it maintains for each Fund are the property of the Fund and the Adviser will surrender promptly to the Fund any such records upon the request of the Fund (provided, however, that Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law.

7.     Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Trust are, or may be, interested persons (as such term is defined in the 1940 Act and rules and regulations thereunder) of the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested persons of the Trust otherwise than as trustees, officers or agents.

8.     The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any asset, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

9.     Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act (after taking into effect any exemptive order, no-action assurances or other relief upon which the respective Fund may rely), the Adviser may retain one or more sub-advisers at the Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to a Fund. In addition, the Adviser may adjust from time to time the duties delegated to any sub-adviser, the portion of portfolio assets of the Trust that the sub-adviser shall manage and the fees to be paid to the sub-adviser pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement, subject to the approvals set forth in Section 15 of the 1940 Act if required including after taking into account any exemptive order, no-action assurances or other relief upon which the respective Fund may rely. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible to a Fund for all acts or omissions of any sub-adviser in connection with the performance of the Adviser’s duties hereunder.

10.   The Trust acknowledges that the Adviser intends in the future to act as an investment adviser to other managed accounts and as investment adviser or sub-investment adviser to one or more other investment companies that are not a series of the Trust. In addition, the Trust acknowledges that the persons employed by the Adviser to assist in the Adviser’s duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Adviser may use any supplemental research obtained for the benefit of the Trust in providing investment advice to its other investment advisory accounts and for managing its own accounts.

11.   This Agreement, with respect to each Fund, was initially approved, and is effective, provided it was approved by a vote of a majority of the outstanding voting securities held by shareholders of the respective Fund in accordance with the requirements of the 1940 Act. This Agreement shall continue in effect until the termination date set forth in the attached Schedule A, unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by a Fund or by the Adviser upon sixty (60) days’ written notice to the other party. Each Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of a Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the material covenants of the Adviser set forth herein. Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 3, earned prior to such termination and for any additional period during which the Adviser serves as such for the Fund, subject to applicable law. The terms “assignment” and “vote of the majority of outstanding voting securities” shall have the same meanings set forth in the 1940 Act and the rules and regulations thereunder.

12.   This Agreement may be amended or modified only by a written instrument executed by both parties.

13.   If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

14.   Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

15.   All parties hereto are expressly put on notice of the Trust’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the State of Delaware and the limitation of shareholder and trustee liability contained therein. This Agreement is executed on behalf of the Trust by the Trust’s officers as officers and not individually and the obligations imposed upon the Trust by this Agreement are not binding upon any of the Trust’s Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust, and persons dealing with the Trust must look solely to the assets of the Trust and those assets belonging to the subject Trust, for the enforcement of any claims.

16.   This Agreement shall be construed in accordance with applicable federal law and (except as to Section 15 hereof which shall be construed in accordance with the laws of Delaware) the laws of the State of Illinois.

In Witness Whereof, the Trust and the Adviser have caused this Agreement to be executed on the day and year above written.

Innovator ETFs® Trust

By:
Name:
Title:

Attest:
Name:
Title:

Innovator Capital Management, LLC

By:
Name:
Title:

Attest:
Name:
Title:

Schedule A

(Listed as of [___])

Funds

Series	Annual Rate of Average Daily Net Assets	Initial Board Approval Date	Shareholder Approval Date	Initial Effective Date	Termination Date

Innovator U.S. Equity Buffer ETF™ – July	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Power Buffer ETF™ – July	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Ultra Buffer ETF™ – July	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Deepwater Frontier Tech ETF	0.70%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Buffer ETF™ – October	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Power Buffer ETF™ – October	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Ultra Buffer ETF™ – October	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Buffer ETF™ – January	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Power Buffer ETF™ – January	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Ultra Buffer ETF™ – January	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Buffer ETF™ – April	0.79%	12/8/2025	[__]	[__]	[__]

Series	Annual Rate of Average Daily Net Assets	Initial Board Approval Date	Shareholder Approval Date	Initial Effective Date	Termination Date

Innovator U.S. Equity Power Buffer ETF™ – April	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Ultra Buffer ETF™ – April	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Buffer ETF™ – June	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Power Buffer ETF™ – June	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Ultra Buffer ETF™ – June	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Buffer ETF™ – August	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Power Buffer ETF™ – August	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Ultra Buffer ETF™ – August	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Buffer ETF™ – September	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Power Buffer ETF™ –September	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Ultra Buffer ETF™ – September	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Buffer ETF™ – November	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Power Buffer ETF™ – November	0.79%	12/8/2025	[__]	[__]	[__]

Series	Annual Rate of Average Daily Net Assets	Initial Board Approval Date	Shareholder Approval Date	Initial Effective Date	Termination Date

Innovator U.S. Equity Ultra Buffer ETF™ – November	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Buffer ETF™ – December	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Power Buffer ETF™ – December	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Ultra Buffer ETF™ – December	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Buffer ETF™ – February	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Power Buffer ETF™ – February	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Ultra Buffer ETF™ – February	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Buffer ETF™ – March	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Power Buffer ETF™ – March	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Ultra Buffer ETF™ – March	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Buffer ETF™ – May	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Power Buffer ETF™ – May	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Ultra Buffer ETF™ – May	0.79%	12/8/2025	[__]	[__]	[__]

Series	Annual Rate of Average Daily Net Assets	Initial Board Approval Date	Shareholder Approval Date	Initial Effective Date	Termination Date

Innovator Emerging Markets Power Buffer ETF™ – January	0.89%	12/8/2025	[__]	[__]	[__]
Innovator Emerging Markets Power Buffer ETF™ – April	0.89%	12/8/2025	[__]	[__]	[__]
Innovator Emerging Markets Power Buffer ETF™ – July	0.89%	12/8/2025	[__]	[__]	[__]
Innovator Emerging Markets Power Buffer ETF™ – October	0.89%	12/8/2025	[__]	[__]	[__]
Innovator International Developed Power Buffer ETF™ – January	0.85%	12/8/2025	[__]	[__]	[__]
Innovator International Developed Power Buffer ETF™ – February	0.85%	12/8/2025	[__]	[__]	[__]
Innovator International Developed Power Buffer ETF™ – March	0.85%	12/8/2025	[__]	[__]	[__]
Innovator International Developed Power Buffer ETF™ – April	0.85%	12/8/2025	[__]	[__]	[__]
Innovator International Developed Power Buffer ETF™ – May	0.85%	12/8/2025	[__]	[__]	[__]
Innovator International Developed Power Buffer ETF™ – June	0.85%	12/8/2025	[__]	[__]	[__]
Innovator International Developed Power Buffer ETF™ – July	0.85%	12/8/2025	[__]	[__]	[__]

Series	Annual Rate of Average Daily Net Assets	Initial Board Approval Date	Shareholder Approval Date	Initial Effective Date	Termination Date

Innovator International Developed Power Buffer ETF™ – August	0.85%	12/8/2025	[__]	[__]	[__]
Innovator International Developed Power Buffer ETF™ – September	0.85%	12/8/2025	[__]	[__]	[__]
Innovator International Developed Power Buffer ETF™ – October	0.85%	12/8/2025	[__]	[__]	[__]
Innovator International Developed Power Buffer ETF™ – November	0.85%	12/8/2025	[__]	[__]	[__]
Innovator International Developed Power Buffer ETF™ – December	0.85%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Small Cap Power Buffer ETF™ – January	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Small Cap Power Buffer ETF™ – February	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Small Cap Power Buffer ETF™ – March	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Small Cap Power Buffer ETF™ – April	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Small Cap Power Buffer ETF™ – May	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Small Cap Power Buffer ETF™ – June	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Small Cap Power Buffer ETF™ – July	0.79%	12/8/2025	[__]	[__]	[__]

Series	Annual Rate of Average Daily Net Assets	Initial Board Approval Date	Shareholder Approval Date	Initial Effective Date	Termination Date

Innovator U.S. Small Cap Power Buffer ETF™ – August	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Small Cap Power Buffer ETF™ – September	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Small Cap Power Buffer ETF™ – October	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Small Cap Power Buffer ETF™ – November	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Small Cap Power Buffer ETF™ – December	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Growth-100 Power Buffer ETF™ – January	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Growth-100 Power Buffer ETF™ – February	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Growth-100 Power Buffer ETF™ – March	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Growth-100 Power Buffer ETF™ – April	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Growth-100 Power Buffer ETF™ – May	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Growth-100 Power Buffer ETF™ – June	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Growth-100 Power Buffer ETF™ – July	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Growth-100 Power Buffer ETF™ – August	0.79%	12/8/2025	[__]	[__]	[__]

Series	Annual Rate of Average Daily Net Assets	Initial Board Approval Date	Shareholder Approval Date	Initial Effective Date	Termination Date

Innovator Growth-100 Power Buffer ETF™ – September	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Growth-100 Power Buffer ETF™ – October	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Growth-100 Power Buffer ETF™ – November	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Growth-100 Power Buffer ETF™ – December	0.79%	12/8/2025	[__]	[__]	[__]
Innovator 20+ Year Treasury Bond Floor 5 ETF® – July	0.79%	12/8/2025	[__]	[__]	[__]
Innovator 20+ Year Treasury Bond Buffer 9 ETF™ – July	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – April	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Accelerated ETF® – Quarterly	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Growth Accelerated ETF® – Quarterly	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Accelerated Plus ETF® – April	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Growth Accelerated Plus ETF® – April	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – July	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Accelerated Plus ETF® – July	0.79%	12/8/2025	[__]	[__]	[__]

Series	Annual Rate of Average Daily Net Assets	Initial Board Approval Date	Shareholder Approval Date	Initial Effective Date	Termination Date

Innovator Growth Accelerated Plus ETF® – July	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – October	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Accelerated Plus ETF® – October	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Growth Accelerated Plus ETF® – October	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Defined Wealth Shield ETF	0.69%	12/8/2025	[__]	[__]	[__]
Innovator Laddered Allocation Power Buffer ETF™	0.20%	12/8/2025	[__]	[__]	[__]
Innovator S&P Investment Grade Preferred ETF	0.47%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – January	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity Accelerated Plus ETF® – January	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Growth Accelerated Plus ETF® – January	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Premium Income 20 Barrier ETF™ – April	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Premium Income 30 Barrier ETF™ – April	0.79%	12/8/2025	[__]	[__]	[__]

Series	Annual Rate of Average Daily Net Assets	Initial Board Approval Date	Shareholder Approval Date	Initial Effective Date	Termination Date

Innovator Premium Income 20 Barrier ETF™ – July	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Premium Income 30 Barrier ETF™ – July	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Laddered Allocation Buffer ETF™	0.20%	12/8/2025	[__]	[__]	[__]
Innovator Buffer Step-Up Strategy ETF®	0.89%	12/8/2025	[__]	[__]	[__]
Innovator Power Buffer Step-Up Strategy ETF®	0.89%	12/8/2025	[__]	[__]	[__]
Innovator Uncapped Accelerated U.S. Equity ETF™	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Gradient Tactical Rotation Strategy ETF	0.80%	12/8/2025	[__]	[__]	[__]
Innovator Equity Managed Floor ETF®	0.89%	12/8/2025	[__]	[__]	[__]
Innovator Nasdaq-100® Managed Floor ETF®	0.89%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Small Cap Managed Floor ETF®	0.89%	12/8/2025	[__]	[__]	[__]
Innovator Equity Defined Protection ETF™ – 2 Yr to July 2027	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Premium Income 9 Buffer ETF™ – October	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Premium Income 15 Buffer ETF™ – October	0.79%	12/8/2025	[__]	[__]	[__]

Series	Annual Rate of Average Daily Net Assets	Initial Board Approval Date	Shareholder Approval Date	Initial Effective Date	Termination Date

Innovator U.S. Equity 5 to 15 Buffer ETF™ – Quarterly	0.69%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Equity 10 Buffer ETF™ – Quarterly	0.69%	12/8/2025	[__]	[__]	[__]
Innovator Premium Income 20 Barrier ETF™ – October	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Premium Income 30 Barrier ETF™ – October	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Equity Defined Protection ETF™ – 2 Yr to January 2026	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Premium Income 20 Barrier ETF™ - January	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Premium Income 30 Barrier ETF™ - January	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Premium Income 15 Buffer ETF™ – January	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Premium Income 15 Buffer ETF™ – April	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Equity Defined Protection ETF® – 2 Yr to April 2026	0.79%	12/8/2025	[__]	[__]	[__]

Series	Annual Rate of Average Daily Net Assets	Initial Board Approval Date	Shareholder Approval Date	Initial Effective Date	Termination Date

Innovator Equity Defined Protection ETF® – 2 Yr to July 2026	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Equity Defined Protection ETF® – 2 Yr to October 2026	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Equity Defined Protection ETF® – 2 Yr to January 2027	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Equity Defined Protection ETF® – 2 Yr to April 2027	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Equity Defined Protection ETF® – 2 Yr to October 2027	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Equity Defined Protection ETF® – 1 Yr January	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Equity Defined Protection ETF® – 1 Yr February	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Equity Defined Protection ETF® – 1 Yr March	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Equity Defined Protection ETF® – 1 Yr April	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Equity Defined Protection ETF® – 1 Yr May	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Equity Defined Protection ETF® – 1 Yr June	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Equity Defined Protection ETF® – 1 Yr July	0.79%	12/8/2025	[__]	[__]	[__]

Series	Annual Rate of Average Daily Net Assets	Initial Board Approval Date	Shareholder Approval Date	Initial Effective Date	Termination Date

Innovator Equity Defined Protection ETF® – 1 Yr August	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Equity Defined Protection ETF® – 1 Yr September	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Equity Defined Protection ETF® – 1 Yr October	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Equity Defined Protection ETF® – 1 Yr November	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Equity Defined Protection ETF® – 1 Yr December	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Equity Defined Protection ETF® – 6 Mo Jan/Jul	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Equity Defined Protection ETF® – 6 Mo Apr/Oct	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Nasdaq-100® 10 Buffer ETF™ – Quarterly	0.79%	12/8/2025	[__]	[__]	[__]
Innovator U.S. Small Cap 10 Buffer ETF™ – Quarterly	0.79%	12/8/2025	[__]	[__]	[__]
Innovator International Developed 10 Buffer ETF™ – Quarterly	0.85%	12/8/2025	[__]	[__]	[__]
Innovator Emerging Markets 10 Buffer ETF™ – Quarterly	0.89%	12/8/2025	[__]	[__]	[__]
Innovator Premium Income 15 Buffer ETF™ – July	0.79%	12/8/2025	[__]	[__]	[__]

Series	Annual Rate of Average Daily Net Assets	Initial Board Approval Date	Shareholder Approval Date	Initial Effective Date	Termination Date

Innovator Hedged Nasdaq-100® ETF	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Equity Premium Income – Daily PutWrite ETF	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Equity Managed 100 Buffer ETF™	0.89%	12/8/2025	[__]	[__]	[__]
Innovator Equity Dual Directional 10 Buffer ETF™ – July	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Equity Dual Directional 15 Buffer ETF™ – July	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Equity Dual Directional 10 Buffer ETF™ – September	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Equity Dual Directional 15 Buffer ETF™ – September	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Equity Dual Directional 10 Buffer ETF™ – October	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Equity Dual Directional 15 Buffer ETF™ – October	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Equity Dual Directional 10 Buffer ETF™ – November	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Equity Dual Directional 15 Buffer ETF™ – November	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Equity Dual Directional 10 Buffer ETF™ – December	0.79%	12/8/2025	[__]	[__]	[__]

Series	Annual Rate of Average Daily Net Assets	Initial Board Approval Date	Shareholder Approval Date	Initial Effective Date	Termination Date

Innovator Equity Dual Directional 15 Buffer ETF™ – December	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Equity Autocallable Income Strategy ETF	0.79%	12/8/2025	[__]	[__]	[__]
Innovator Index Autocallable Income Strategy ETF	0.79%	12/8/2025	[__]	[__]	[__]
Innovator International Developed Managed Floor ETF®	0.89%	12/8/2025	[__]	[__]	[__]

Appendix B

Amount of Investment Management Fees

Paid to Innovator Capital Management, LLC by Each Fund

Fund Name	Management Fees paid per Fund for the fiscal year ended October 31, 2025
Innovator 20+ Year Treasury Bond 5 Floor ETF® – Quarterly	$224,552.04
Innovator 20+ Year Treasury Bond 9 Buffer ETF™ – July	$201,422.07
Innovator Buffer Step Up Strategy ETF®	$556,537.46
Innovator Deepwater Frontier Tech ETF	$620,942.65
Innovator Defined Wealth Shield ETF	$9,374,100.86
Innovator Emerging Markets 10 Buffer ETF™ – Quarterly	$81,450.42
Innovator Emerging Markets Power Buffer ETF™ – January	$1,007,588.98
Innovator Emerging Markets Power Buffer ETF™ – April	$623,300.61
Innovator Emerging Markets Power Buffer ETF™ – July	$851,890.71
Innovator Emerging Markets Power Buffer ETF™ – October	$642,811.97
Innovator Equity Autocallable Income Strategy ETF	$2,022.59
Innovator Equity Defined Protection ETF® – 1 Yr January	$334,203.96
Innovator Equity Defined Protection ETF® – 1 Yr February	$697,844.49
Innovator Equity Defined Protection ETF® – 1 Yr March	$526,760.58
Innovator Equity Defined Protection ETF® – 1 Yr April	$176,547.75
Innovator Equity Defined Protection ETF® – 1 Yr May	$141,458.34
Innovator Equity Defined Protection ETF® – 1 Yr June	$166,047.47
Innovator Equity Defined Protection ETF® – 1 Yr July	$970,805.76
Innovator Equity Defined Protection ETF® – 1 Yr August	$642,557.41
Innovator Equity Defined Protection ETF® – 1 Yr September	$745,439.66
Innovator Equity Defined Protection ETF® – 1 Yr October	$571,516.11
Innovator Equity Defined Protection ETF® – 1 Yr November	$365,272.62
Innovator Equity Defined Protection ETF® – 1 Yr December	$942,777.66
Innovator Equity Defined Protection ETF® – 2 Yr to January 2026	$398,014.72
Innovator Equity Defined Protection ETF® – 2 Yr to April 2026	$500,580.25
Innovator Equity Defined Protection ETF® – 2 Yr to July 2026	$528,717.94
Innovator Equity Defined Protection ETF® – 2 Yr to October 2026	$624,999.72
Innovator Equity Defined Protection ETF® – 2 Yr to January 2027	$274,689.28
Innovator Equity Defined Protection ETF® – 2 Yr to April 2027	$41,527.09
Innovator Equity Defined Protection ETF® – 2 Yr to July 2027	$1,429,355.20
Innovator Equity Defined Protection ETF® – 2 Yr to October 2027	$5,456.59
Innovator Equity Defined Protection ETF® – 6 Mo Jan/Jul	$1,698,476.41
Innovator Equity Defined Protection ETF® – 6 Mo Apr/Oct	$583,735.37
Innovator Equity Dual Directional 10 Buffer ETF™ – July	$247,217.80
Innovator Equity Dual Directional 10 Buffer ETF™ – September	$22,843.40
Innovator Equity Dual Directional 10 Buffer ETF™ – October	$19,958.56
Innovator Equity Dual Directional 10 Buffer ETF™ – November	N/A(1)
Innovator Equity Dual Directional 10 Buffer ETF™ – December	N/A(1)
Innovator Equity Dual Directional 15 Buffer ETF™ – July	$197,787.78
Innovator Equity Dual Directional 15 Buffer ETF™ – September	$59,403.51

Innovator Equity Dual Directional 15 Buffer ETF™ – October	$55,212.92
Innovator Equity Dual Directional 15 Buffer ETF™ – November	N/A(1)
Innovator Equity Dual Directional 15 Buffer ETF™ – December	N/A(1)
Innovator Equity Managed 100 Buffer ETF™	$149,165.94
Innovator Equity Managed Floor ETF®	$7,153,335.01
Innovator Equity Premium Income – Daily PutWrite ETF	$32,574.51
Innovator Gradient Tactical Rotation Strategy ETF	$719,038.32
Innovator Growth Accelerated ETF® – Quarterly	$340,724.17
Innovator Growth Accelerated Plus ETF® – January	$156,391.75
Innovator Growth Accelerated Plus ETF® – April	$173,173.63
Innovator Growth Accelerated Plus ETF® – July	$135,208.73
Innovator Growth Accelerated Plus ETF® – October	$114,982.16
Innovator Growth-100 Power Buffer ETF™ – January	$2,201,608.56
Innovator Growth-100 Power Buffer ETF™ – February	$288,344.11
Innovator Growth-100 Power Buffer ETF™ – March	$177,168.68
Innovator Growth-100 Power Buffer ETF™ – April	$1,710,243.32
Innovator Growth-100 Power Buffer ETF™ – May	$65,718.85
Innovator Growth-100 Power Buffer ETF™ – June	$378,491.43
Innovator Growth-100 Power Buffer ETF™ – July	$1,866,005.18
Innovator Growth-100 Power Buffer ETF™ – August	$252,720.32
Innovator Growth-100 Power Buffer ETF™ – September	$300,073.26
Innovator Growth-100 Power Buffer ETF™ – October	$1,299,415.50
Innovator Growth-100 Power Buffer ETF™ – November	$187,829.84
Innovator Growth-100 Power Buffer ETF™ – December	$516,122.55
Innovator Hedged Nasdaq-100® ETF	$69,848.13
Innovator Index Autocallable Income Strategy ETF	$2,295.48
Innovator International Developed 10 Buffer ETF™ – Quarterly	$282,475.27
Innovator International Developed Managed Floor ETF®	N/A(1)
Innovator International Developed Power Buffer ETF™ – January	$1,528,273.16
Innovator International Developed Power Buffer ETF™ – February	$195,059.60
Innovator International Developed Power Buffer ETF™ – March	$338,806.51
Innovator International Developed Power Buffer ETF™ – April	$1,841,928.57
Innovator International Developed Power Buffer ETF™ – May	$184,405.91
Innovator International Developed Power Buffer ETF™ – June	$364,703.91
Innovator International Developed Power Buffer ETF™ – July	$1,498,266.38
Innovator International Developed Power Buffer ETF™ – August	$214,870.27
Innovator International Developed Power Buffer ETF™ – September	$697,569.96
Innovator International Developed Power Buffer ETF™ – October	$1,103,486.80
Innovator International Developed Power Buffer ETF™ – November	$107,585.88
Innovator International Developed Power Buffer ETF™ – December	$173,885.89
Innovator Laddered Allocation Buffer ETF™	$205,958.88
Innovator Laddered Allocation Power Buffer ETF™	$624,643.35
Innovator Nasdaq-100® 10 Buffer ETF™ – Quarterly	$954,405.94
Innovator Nasdaq-100® Managed Floor ETF®	$2,571,066.24

Innovator Power Buffer Step Up Strategy ETF®	$992,391.27
Innovator Premium Income 15 Buffer ETF™ – January	$93,496.37
Innovator Premium Income 15 Buffer ETF™ – April	$43,288.47
Innovator Premium Income 15 Buffer ETF™ – July	$30,658.40
Innovator Premium Income 15 Buffer ETF™ – October	$130,359.17
Innovator Premium Income 20 Barrier ETF® – January	$90,229.71
Innovator Premium Income 20 Barrier ETF® – April	$215,582.40
Innovator Premium Income 20 Barrier ETF® – July	$151,156.69
Innovator Premium Income 20 Barrier ETF® – October	$153,065.45
Innovator Premium Income 30 Barrier ETF® – January	$147,720.89
Innovator Premium Income 30 Barrier ETF® – April	$287,487.61
Innovator Premium Income 30 Barrier ETF® – July	$160,807.50
Innovator Premium Income 30 Barrier ETF® – October	$166,366.81
Innovator S&P Investment Grade Preferred ETF	$432,591.19
Innovator U.S. Equity 5 to 15 Buffer ETF™ – Quarterly	$857,150.55
Innovator U.S. Equity 10 Buffer ETF™ – Quarterly	$3,066,734.86
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – January	$752,094.16
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – April	$1,342,441.11
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – July	$1,169,389.45
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – October	$713,455.08
Innovator U.S. Equity Accelerated ETF® – Quarterly	$472,497.41
Innovator U.S. Equity Accelerated Plus ETF® – January	$135,018.71
Innovator U.S. Equity Accelerated Plus ETF® – April	$158,026.63
Innovator U.S. Equity Accelerated Plus ETF® – July	$98,797.59
Innovator U.S. Equity Accelerated Plus ETF® – October	$106,227.97
Innovator U.S. Equity Buffer ETF™ – January	$2,237,709.78
Innovator U.S. Equity Buffer ETF™ – February	$1,400,026.56
Innovator U.S. Equity Buffer ETF™ – March	$1,516,533.28
Innovator U.S. Equity Buffer ETF™ – April	$2,477,342.05
Innovator U.S. Equity Buffer ETF™ – May	$1,115,649.38
Innovator U.S. Equity Buffer ETF™ – June	$1,202,408.99
Innovator U.S. Equity Buffer ETF™ – July	$2,014,394.61
Innovator U.S. Equity Buffer ETF™ – August	$1,437,646.38
Innovator U.S. Equity Buffer ETF™ – September	$1,470,655.71
Innovator U.S. Equity Buffer ETF™ – October	$1,918,771.77
Innovator U.S. Equity Buffer ETF™ – November	$1,155,685.38
Innovator U.S. Equity Buffer ETF™ – December	$1,819,644.48
Innovator U.S. Equity Power Buffer ETF™ – January	$9,317,704.06
Innovator U.S. Equity Power Buffer ETF™ – February	$6,064,489.66
Innovator U.S. Equity Power Buffer ETF™ – March	$4,697,610.81
Innovator U.S. Equity Power Buffer ETF™ – April	$6,127,703.22
Innovator U.S. Equity Power Buffer ETF™ – May	$4,510,258.35
Innovator U.S. Equity Power Buffer ETF™ – June	$5,152,210.65
Innovator U.S. Equity Power Buffer ETF™ – July	$7,835,276.29
Innovator U.S. Equity Power Buffer ETF™ – August	$6,666,345.71
Innovator U.S. Equity Power Buffer ETF™ – September	$6,390,362.48

Innovator U.S. Equity Power Buffer ETF™ – October	$6,628,465.94
Innovator U.S. Equity Power Buffer ETF™ – November	$5,638,425.36
Innovator U.S. Equity Power Buffer ETF™ – December	$7,751,189.92
Innovator U.S. Equity Ultra Buffer ETF™ – January	$1,653,698.03
Innovator U.S. Equity Ultra Buffer ETF™ – February	$1,351,028.97
Innovator U.S. Equity Ultra Buffer ETF™ – March	$1,091,790.90
Innovator U.S. Equity Ultra Buffer ETF™ – April	$1,229,426.14
Innovator U.S. Equity Ultra Buffer ETF™ – May	$433,350.48
Innovator U.S. Equity Ultra Buffer ETF™ – June	$748,069.00
Innovator U.S. Equity Ultra Buffer ETF™ – July	$1,263,176.36
Innovator U.S. Equity Ultra Buffer ETF™ – August	$1,526,154.49
Innovator U.S. Equity Ultra Buffer ETF™ – September	$1,238,768.89
Innovator U.S. Equity Ultra Buffer ETF™ – October	$1,387,415.29
Innovator U.S. Equity Ultra Buffer ETF™ – November	$730,530.21
Innovator U.S. Equity Ultra Buffer ETF™ – December	$2,179,455.18
Innovator U.S. Small Cap 10 Buffer ETF™ – Quarterly	$480,629.32
Innovator U.S. Small Cap Managed Floor ETF®	$154,288.30
Innovator U.S. Small Cap Power Buffer ETF™ – January	$2,479,502.66
Innovator U.S. Small Cap Power Buffer ETF™ – February	$158,429.11
Innovator U.S. Small Cap Power Buffer ETF™ – March	$62,877.53
Innovator U.S. Small Cap Power Buffer ETF™ – April	$1,358,237.29
Innovator U.S. Small Cap Power Buffer ETF™ – May	$139,033.18
Innovator U.S. Small Cap Power Buffer ETF™ – June	$140,411.39
Innovator U.S. Small Cap Power Buffer ETF™ – July	$1,169,400.07
Innovator U.S. Small Cap Power Buffer ETF™ – August	$874,554.55
Innovator U.S. Small Cap Power Buffer ETF™ – September	$138,858.45
Innovator U.S. Small Cap Power Buffer ETF™ – October	$928,495.18
Innovator U.S. Small Cap Power Buffer ETF™ – November	$146,762.35
Innovator U.S. Small Cap Power Buffer ETF™ – December	$407,401.47
Innovator Uncapped Accelerated U.S. Equity ETF™	$358,984.00
Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly	$71,730.80

(1)	This Fund commenced operations after the conclusion of the fiscal year end, and accordingly, no management fees were paid as of 10/31/25.

Appendix C

Initial Effective Date of Current Agreement
and Discussion of the Basis of the Board’s Most Recent Approval

Fund	Effective Date of Current Agreement
Innovator 20+ Year Treasury Bond 9 Buffer ETF™ – July(2)	8/17/2020
Innovator 20+ Year Treasury Bond 5 Floor ETF® – Quarterly(2)	8/17/2020
Innovator Buffer Step-Up Strategy ETF®(2)	3/3/2022
Innovator Deepwater Frontier Tech ETF(2)	7/20/2018
Innovator Defined Wealth Shield ETF(2)	6/29/2021
Innovator Emerging Markets 10 Buffer ETF™ – Quarterly(2)	6/26/2024
Innovator Emerging Markets Power Buffer ETF™ – January(2)	3/27/2019
Innovator Emerging Markets Power Buffer ETF™ – April(2)	3/27/2019
Innovator Emerging Markets Power Buffer ETF™ – July(2)	3/27/2019
Innovator Emerging Markets Power Buffer ETF™ – October(2)	3/27/2019
Innovator Equity Autocallable Income Strategy ETF(3)	9/19/2025
Innovator Equity Defined Protection ETF® – 1 Yr January(1)	12/30/2024
Innovator Equity Defined Protection ETF® – 1 Yr February(1)	1/29/2025
Innovator Equity Defined Protection ETF® – 1 Yr March(1)	2/26/2025
Innovator Equity Defined Protection ETF® – 1 Yr April(1)	3/27/2025
Innovator Equity Defined Protection ETF® – 1 Yr May(1)	4/28/2025
Innovator Equity Defined Protection ETF® – 1 Yr June(3)	5/28/2025
Innovator Equity Defined Protection ETF® – 1 Yr July(2)	6/26/2024
Innovator Equity Defined Protection ETF® – 1 Yr August(2)	7/29/2024
Innovator Equity Defined Protection ETF® – 1 Yr September(2)	8/29/2024
Innovator Equity Defined Protection ETF® – 1 Yr October(2)	9/26/2024
Innovator Equity Defined Protection ETF® – 1 Yr November(2)	10/29/2024
Innovator Equity Defined Protection ETF® – 1 Yr December(1)	11/27/2024
Innovator Equity Defined Protection ETF® – 2 Yr to January 2026(2)	12/27/2023
Innovator Equity Defined Protection ETF® – 2 Yr to April 2026(2)	3/27/2024
Innovator Equity Defined Protection ETF® – 2 Yr to July 2026(2)	6/26/2024
Innovator Equity Defined Protection ETF® – 2 Yr to October 2026(2)	9/26/2024
Innovator Equity Defined Protection ETF® – 2 Yr to January 2027(1)	12/30/2024
Innovator Equity Defined Protection ETF® – 2 Yr to April 2027(1)	3/27/2025
Innovator Equity Defined Protection ETF® – 2 Yr to July 2027(2)	7/17/2023
Innovator Equity Defined Protection ETF® – 2 Yr to October 2027(3)	9/26/2025
Innovator Equity Defined Protection ETF® – 6 Mo Jan/Jul(2)	6/26/2024
Innovator Equity Defined Protection ETF® – 6 Mo Apr/Oct(2)	9/26/2024
Innovator Equity Dual Directional 10 Buffer ETF™ – July(2)	6/27/2025
Innovator Equity Dual Directional 10 Buffer ETF™ – September(3)	8/26/2025

Innovator Equity Dual Directional 10 Buffer ETF™ – October(3)	9/26/2025
Innovator Equity Dual Directional 10 Buffer ETF™ – November(3)	10/29/2025
Innovator Equity Dual Directional 10 Buffer ETF™ – December(5)	11/26/2025
Innovator Equity Dual Directional 15 Buffer ETF™ – July(3)	6/27/2025
Innovator Equity Dual Directional 15 Buffer ETF™ – September(3)	8/26/2025
Innovator Equity Dual Directional 15 Buffer ETF™ – October(3)	9/26/2025
Innovator Equity Dual Directional 15 Buffer ETF™ – November(3)	10/29/2025
Innovator Equity Dual Directional 15 Buffer ETF™ – December(5)	11/26/2025
Innovator Equity Managed 100 Buffer ETF™(3)	5/8/2025
Innovator Equity Managed Floor ETF®(4)	11/7/2022
Innovator Equity Premium Income – Daily PutWrite ETF(1)	3/12/2025
Innovator Gradient Tactical Rotation Strategy ETF(2)	11/4/2022
Innovator Growth Accelerated ETF® – Quarterly(2)	3/31/2021
Innovator Growth Accelerated Plus ETF® – January(2)	12/30/2021
Innovator Growth Accelerated Plus ETF® – April(2)	3/31/2021
Innovator Growth Accelerated Plus ETF® – July(2)	6/29/2021
Innovator Growth Accelerated Plus ETF® – October(2)	9/29/2021
Innovator Growth-100 Power Buffer ETF™ – January(2)	9/27/2019
Innovator Growth-100 Power Buffer ETF™ – February(1)	1/29/2025
Innovator Growth-100 Power Buffer ETF™ – March(1)	2/26/2025
Innovator Growth-100 Power Buffer ETF™ – April(2)	9/27/2019
Innovator Growth-100 Power Buffer ETF™ – May(1)	4/28/2025
Innovator Growth-100 Power Buffer ETF™ – June(2)	5/29/2024
Innovator Growth-100 Power Buffer ETF™ – July(2)	9/27/2019
Innovator Growth-100 Power Buffer ETF™ – August(2)	7/29/2024
Innovator Growth-100 Power Buffer ETF™ – September(2)	8/29/2024
Innovator Growth-100 Power Buffer ETF™ – October(2)	9/27/2019
Innovator Growth-100 Power Buffer ETF™ – November(2)	10/29/2024
Innovator Growth-100 Power Buffer ETF™ – December(1)	11/27/2024
Innovator Hedged Nasdaq-100® ETF(2)	8/9/2024
Innovator IBD® Breakout Opportunities ETF(2)	9/11/2018
Innovator Index Autocallable Income Strategy ETF(3)	9/19/2025
Innovator International Developed 10 Buffer ETF™ – Quarterly(2)	6/26/2024
Innovator International Developed Managed Floor ETF®(5)	11/15/2025
Innovator International Developed Power Buffer ETF™ – January(2)	3/27/2019
Innovator International Developed Power Buffer ETF™ – February(2)	1/29/2024
Innovator International Developed Power Buffer ETF™ – March(2)	2/27/2024
Innovator International Developed Power Buffer ETF™ – April(2)	3/27/2019
Innovator International Developed Power Buffer ETF™ – May(2)	4/26/2024
Innovator International Developed Power Buffer ETF™ – June(2)	5/29/2024
Innovator International Developed Power Buffer ETF™ – July(2)	3/27/2019
Innovator International Developed Power Buffer ETF™ – August(2)	7/29/2024
Innovator International Developed Power Buffer ETF™ – September(2)	8/30/2023
Innovator International Developed Power Buffer ETF™ – October(2)	3/27/2019
Innovator International Developed Power Buffer ETF™ – November(2)	10/27/2023
Innovator International Developed Power Buffer ETF™ – December(2)	11/28/2023
Innovator Laddered Allocation Buffer ETF™(2)	2/8/2022
Innovator Laddered Allocation Power Buffer ETF™(2)	10/7/2021
Innovator Nasdaq-100® 10 Buffer ETF™ – Quarterly(2)	6/26/2024
Innovator Nasdaq-100® Managed Floor ETF®(2)	1/24/2024
Innovator Power Buffer Step-Up Strategy ETF®(2)	3/3/2022

Innovator Premium Income 15 Buffer ETF™ – January(2)	12/27/2023
Innovator Premium Income 15 Buffer ETF™ – April(2)	3/27/2024
Innovator Premium Income 15 Buffer ETF™ – July(2)	6/26/2024
Innovator Premium Income 15 Buffer ETF™ – October(2)	9/27/2023
Innovator Premium Income 20 Barrier ETF® – January(2)	12/27/2023
Innovator Premium Income 20 Barrier ETF® – April(2)	3/30/2023
Innovator Premium Income 20 Barrier ETF® – July(2)	6/29/2023
Innovator Premium Income 20 Barrier ETF® – October(2)	9/27/2023
Innovator Premium Income 30 Barrier ETF® – January(2)	12/27/2023
Innovator Premium Income 30 Barrier ETF® – April(2)	3/30/2023
Innovator Premium Income 30 Barrier ETF® – July(2)	6/29/2023
Innovator Premium Income 30 Barrier ETF® – October(2)	9/27/2023
Innovator S&P Investment Grade Preferred ETF(2)	10/7/2021
Innovator U.S. Equity 5 to 15 Buffer ETF™ – Quarterly(2)	9/27/2023
Innovator U.S. Equity 10 Buffer ETF™ – Quarterly(2)	9/27/2023
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – January(2)	12/30/2021
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – April(2)	3/26/2021
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – July(2)	6/29/2021
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – October(2)	9/29/2021
Innovator U.S. Equity Accelerated ETF® – Quarterly(2)	3/30/2021
Innovator U.S. Equity Accelerated Plus ETF® – January(2)	12/30/2021
Innovator U.S. Equity Accelerated Plus ETF® – April(2)	3/31/2021
Innovator U.S. Equity Accelerated Plus ETF® – July(2)	6/29/2021
Innovator U.S. Equity Accelerated Plus ETF® – October(2)	9/29/2021
Innovator U.S. Equity Buffer ETF™ – January(2)	12/26/2018
Innovator U.S. Equity Buffer ETF™ – February(2)	3/27/2019
Innovator U.S. Equity Buffer ETF™ – March(2)	3/27/2019
Innovator U.S. Equity Buffer ETF™ – April(2)	3/27/2019
Innovator U.S. Equity Buffer ETF™ – May(2)	3/27/2019
Innovator U.S. Equity Buffer ETF™ – June(2)	3/27/2019
Innovator U.S. Equity Buffer ETF™ – July(2)	8/1/2018
Innovator U.S. Equity Buffer ETF™ – August(2)	3/27/2019
Innovator U.S. Equity Buffer ETF™ – September(2)	3/27/2019

Innovator U.S. Equity Buffer ETF™ – October(2)	9/26/2018
Innovator U.S. Equity Buffer ETF™ – November(2)	3/27/2019
Innovator U.S. Equity Buffer ETF™ – December(2)	3/27/2019
Innovator U.S. Equity Power Buffer ETF™ – January(2)	12/26/2018
Innovator U.S. Equity Power Buffer ETF™ – February(2)	3/27/2019
Innovator U.S. Equity Power Buffer ETF™ – March(2)	3/27/2019
Innovator U.S. Equity Power Buffer ETF™ – April(2)	3/27/2019
Innovator U.S. Equity Power Buffer ETF™ – May(2)	3/27/2019
Innovator U.S. Equity Power Buffer ETF™ – June(2)	3/27/2019
Innovator U.S. Equity Power Buffer ETF™ – July(2)	8/1/2018
Innovator U.S. Equity Power Buffer ETF™ – August(2)	3/27/2019
Innovator U.S. Equity Power Buffer ETF™ –September(2)	3/27/2019
Innovator U.S. Equity Power Buffer ETF™ – October(2)	9/26/2018
Innovator U.S. Equity Power Buffer ETF™ – November(2)	3/27/2019
Innovator U.S. Equity Power Buffer ETF™ – December(2)	3/27/2019
Innovator U.S. Equity Ultra Buffer ETF™ – January(2)	12/26/2018
Innovator U.S. Equity Ultra Buffer ETF™ – February(2)	3/27/2019
Innovator U.S. Equity Ultra Buffer ETF™ – March(2)	3/27/2019
Innovator U.S. Equity Ultra Buffer ETF™ – April(2)	3/27/2019
Innovator U.S. Equity Ultra Buffer ETF™ – May(2)	3/27/2019
Innovator U.S. Equity Ultra Buffer ETF™ – June(2)	3/27/2019
Innovator U.S. Equity Ultra Buffer ETF™ – July(2)	8/1/2018
Innovator U.S. Equity Ultra Buffer ETF™ – August(2)	3/27/2019
Innovator U.S. Equity Ultra Buffer ETF™ – September(2)	3/27/2019
Innovator U.S. Equity Ultra Buffer ETF™ – October(2)	9/26/2018
Innovator U.S. Equity Ultra Buffer ETF™ – November(2)	3/27/2019
Innovator U.S. Equity Ultra Buffer ETF™ – December(2)	3/27/2019
Innovator U.S. Small Cap 10 Buffer ETF™ – Quarterly(2)	6/26/2024
Innovator U.S. Small Cap Managed Floor ETF®(2)	9/10/2024
Innovator U.S. Small Cap Power Buffer ETF™ – January(2)	9/27/2019
Innovator U.S. Small Cap Power Buffer ETF™ – February(1)	1/29/2025
Innovator U.S. Small Cap Power Buffer ETF™ – March(1)	2/26/2025
Innovator U.S. Small Cap Power Buffer ETF™ – April(2)	9/27/2019
Innovator U.S. Small Cap Power Buffer ETF™ – May(1)	4/28/2025
Innovator U.S. Small Cap Power Buffer ETF™ – June(2)	5/29/2024
Innovator U.S. Small Cap Power Buffer ETF™ – July(2)	9/27/2019
Innovator U.S. Small Cap Power Buffer ETF™ – August(2)	7/29/2024
Innovator U.S. Small Cap Power Buffer ETF™ – September(2)	8/29/2024
Innovator U.S. Small Cap Power Buffer ETF™ – October(2)	9/27/2019
Innovator U.S. Small Cap Power Buffer ETF™ – November(2)	10/29/2024
Innovator U.S. Small Cap Power Buffer ETF™ – December(1)	11/27/2024
Innovator Uncapped Accelerated U.S. Equity ETF™(2)	8/5/2022
Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly(1)	2/3/2025

[1]	A discussion of the basis for the Board’s most recent approval is available in the Trust’s Form N-CSRS for the fiscal period ending April 30, 2025.
[2]	A discussion of the basis for the Board’s most recent approval is available in the Trust’s Form N-CSR for the fiscal year ended October 31, 2024.
[3]	A discussion of the basis for the Board’s initial approval will be available in the Trust’s Form N-CSR for the fiscal year ended October 31, 2025.
[4]	A discussion of the basis for the Board’s initial approval is available in the Trust’s Form N-CSR for the fiscal year ended October 31, 2023.
[5]	A discussion of the basis for the Board’s initial approval will be available in the Trust’s Form N-CSR for the fiscal period ended April 30, 2026.

Appendix D

Trustees and Nominees

The Trustees and Nominees, along with their principal occupations over the past five years and their affiliations, if any, with the Trust are listed below. If elected, each Nominee would serve until his or her death, resignation or removal and replacement. Messrs. Bond, Berg and Stowell are not Nominees.

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer in the Past Five Years
Independent Trustees and Nominees who would be Independent Trustees
Mark Berg 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1971	Trustee	Since 2017	Founding Principal (2001–present), Chief Executive Officer (2019–present), President (2001–2019), Timothy Financial Counsel Inc.	163	Tortazo, LLC (2018 – present)
Joe Stowell 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1968	Trustee	Since 2017	Chief Operation Officer, Woodmen Valley Chapel (2015–present).	163	Board of Advisors, M4 Europe (2023—Present); Board of Advisors, Westmont College (2016 – 2021)
Brian J. Wildman 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1963	Trustee and Nominee	Since 2017	Independent Business Consultant (2025 – present); President, Timothy Financial Counsel Inc. (2019 – 2024); Executive Vice President, Consumer Banking (2016–2019), Chief Risk Officer (2013–2016), MB Financial Bank.	163	Missionary Furlough Homes (2008 – 2022)

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer in the Past Five Years
Cheryl K. Beebe 200 West Street New York, NY 10282 Year of Birth: 1955	Nominee	None	Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008–Present); Director, The Mosaic Company (2019–Present); and was formerly Director, HanesBrands Inc. (a multinational clothing company) (2020–2023); Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015–2018); and formerly held the position of Executive Vice President, (2010–2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004–2014).	None

Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer)

Dwight L. Bush 200 West Street New York, NY 10282 Year of Birth: 1957	Nominee	None	The Honorable Dwight Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002–2014 and 2017–Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014–2017); a Member of the Board of Directors of Santander Bank, N.A. (2018–2019); and a Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021–2025). Previously, he served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019–January 2020).	None	Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer in the Past Five Years
Kathryn A. Cassidy 200 West Street New York, NY 10282 Year of Birth: 1954	Nominee	None	Ms. Cassidy is retired. Formerly, she was Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021–2025). Ms. Cassidy was also Advisor to the Chairman (May 2014–December 2014); and Senior Vice President and Treasurer (2008–2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies).	None	Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.
John G. Chou 200 West Street New York, NY 10282 Year of Birth: 1956	Nominee	None	Mr. Chou is retired. Formerly, he was Executive Vice President and Special Advisor to the Chairman and CEO (2021–2022); Executive Vice President and Chief Legal Officer (2019–2021); Executive Vice President and Chief Legal & Business Officer (2017–2019); and Executive Vice President and General Counsel (2011–2017) of Cencora, Inc. (a pharmaceutical and healthcare company).	None	Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer in the Past Five Years
Joaquin Delgado 200 West Street New York, NY 10282 Year of Birth: 1960	Nominee	None	Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011–Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019–2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016–July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012–July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019– January 2020).	None

Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling 200 West Street New York, NY 10282 Year of Birth: 1962	Nominee	None	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021–September 2021); and Managing Director (2013–2021), BlackRock, Inc. (a financial services firm). As Managing Director, she held senior management positions, including Global Head of Global Consultant Relations (2017–2021), Multinational Corporations (2019–2021), the Institutional Product Group (2015–2019) and Institutional Marketing (2013–2016). Ms. Dowling was a member of the Global Operating Committee and Product Executive Committee of BlackRock.	None	Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer in the Past Five Years
Lawrence Hughes 200 West Street New York, NY 10282 Year of Birth: 1958	Nominee	None	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991–2015), most recently as Chief Executive Officer (2010–2015). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016–April 2016).	None	Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.
John F. Killian 200 West Street New York, NY 10282 Year of Birth: 1954	Nominee	None	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007–Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011–2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009–2010); and President, Verizon Business, Verizon Communications, Inc. (2005–2009).	None

Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

Consolidated Edison, Inc. (a utility holding company)

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer in the Past Five Years
Steven D. Krichmar 200 West Street New York, NY 10282 Year of Birth: 1958	Nominee	None	Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001–2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990–2001).	None	Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.
Michael Latham 200 West Street New York, NY 10282 Year of Birth: 1965	Nominee	None	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011–2014); Global Head (2010–2011); U.S. Head (2007–2010); and Chief Operating Officer (2003–2007).	None	Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer in the Past Five Years
Lawrence W. Stranghoener 200 West Street New York, NY 10282 Year of Birth: 1954	Nominee	None	Mr. Stranghoener is retired. Formerly, he was Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003–2024); Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011–2020); and Interim Chief Executive Officer (2014), Executive Vice President and Chief Financial Officer (2004–2014), Mosaic Company (a fertilizer manufacturing company).	None	Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.
Gregory G. Weaver 200 West Street New York, NY 10282 Year of Birth: 1951	Nominee	None	Mr. Weaver is retired. Formerly, he was Director, Verizon Communications Inc. (2015–2024); Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001–2005 and 2012–2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006–2012).	None	Chair of the Board of Trustees—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.
Interested Trustee[1] and Nominee who would be an Interested Trustee[2] and Current Officers
H. Bruce Bond 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1963	Interested Trustee, President and Principal Executive Officer	Since 2017	Chief Executive Officer, Innovator Capital Management, LLC (2017–present).	163	None

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer in the Past Five Years
James A. McNamara 200 West Street New York, NY 10282 Year of Birth: 1962	Nominee	None	Advisory Director, Goldman Sachs (January 2018–Present); Managing Director, Goldman Sachs (January 2000–December 2017); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (a financial services firm) (January 1993–April 1998).	None	President and Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.
John W. Southard, Jr. 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1969	Vice President, Secretary and Assistant Treasurer	Since 2017	Chief Investment Officer, Innovator Capital Management, LLC (2017–present); Director and Co-Founder, T2 Capital Management, LLC (2010–present).	163	None
James Nash 3 Canal Plaza, Suite 100 Portland, ME 04101 Year of Birth: 1981	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2025	Director, ACA Group, LLC (July 2025 – Present); Chief Compliance Officer, Simplify Asset Management, Inc. (March 2025 – July 2025); Director, Lead Fund Chief Compliance Officer, ACA Group, LLC (2016 – March 2025)	163	None
Kathy Meyer 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1964	Vice President, Treasurer and Principal Financial Accounting Officer	Since 2022	Chief Financial Officer, Innovator Capital Management, LLC (2018–present).	163	None

1.	H. Bruce Bond is deemed to be an interested person of the Trust (as defined in the 1940 Act) because of his affiliation with the Adviser.
2.	It is expected that Mr. McNamara will be considered to be an interested person of the Trust (as defined in the 1940 Act) after the completion of the Transaction because of his positions held with Goldman Sachs and ownership of securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

The following is a summary of each Trustee or Nominee’s particular professional experience and additional considerations that contributed to or support the Board’s conclusion that an individual should serve as a Trustee. Messrs. Bond, Berg and Stowell are not Nominees.

H. Bruce Bond. Mr. Bond is the Chief Executive Officer of Innovator, responsible for the firm’s strategic vision. Mr. Bond began his career in 1986 at Griffin, Kubik, Stephens and Thompson, a small boutique firm specializing in municipal bonds. In 1994 he continued his career at First Trust Portfolios as Vice President responsible for wholesale distribution of financial products across the Midwest and Florida. In 1998 Mr. Bond joined Nuveen Investments as a Managing Director to lead an effort in its Structured Products Group to develop, market and distribute closed-end funds, unit investment trusts and exchange-traded fund products. Mr. Bond became the head of marketing for all Nuveen products before leaving to start PowerShares in early 2003. As Founder and Chief Executive Officer of PowerShares, Mr. Bond pioneered many firsts in the ETF industry. In 2006, PowerShares was acquired by Invesco, a global asset manager. Mr. Bond remained the President and Chief Executive Officer of PowerShares and Chairman of the Board of the PowerShares Funds until September of 2011. During his time at PowerShares, Mr. Bond helped develop, list and distribute over 130 fund products on various exchanges located in the United States and throughout Europe, with assets under management in excess of $80 billion.

Mark Berg. As Chief Executive Officer and Founding Principal of Timothy Financial Counsel Inc., Mr. Berg’s primary role is the leadership and management of Timothy Financial Counsel Inc. He is the primary advisor for select clients but also oversees the financial planning process for all Timothy Financial clients. Mr. Berg has served in the fee-only financial planning industry since 1995. Mr. Berg is also a founding board member of Tortazo LLC since 2018. He holds a BA in Economics from Wheaton College and is a Certified Financial Planner™ practitioner. He is also a NAPFA Registered Financial Advisor where he has served as the Regional President and Chair, as well as on the National Board of Directors. He speaks regularly at conferences on financial planning and practice management. He has been interviewed and/or quoted by a variety of publications, such as Dow Jones Newswire, The Wall Street Journal, Reader's Digest, and Kiplinger's and has been interviewed on NBC television.

Joe Stowell. Mr. Stowell is currently the Chief Operation Officer of Woodmen Valley Chapel in Colorado Springs, Colorado. He oversees the financial, human resources and congregational management of this multi-campus organization. Prior to joining Woodman in September of 2015, Mr. Stowell served for eight years as the Executive Vice President/COO of the English Language Institute/China (ELIC), a global educational non-profit focused primarily in Asia and the Middle East. Before his work in the non-profit business management sector, Joe traded futures, options and swaps for over a decade, focusing on currencies and bonds both in the US and abroad for McNamara Trading and Chicago Research & Trade. He was on trading floors and desks in Chicago, New York and Tokyo.

Brian J. Wildman. Mr. Wildman is currently an independent business consultant. From 2019 to 2024, he was the President of Timothy Financial Counsel Inc. From 2016 until 2019, Mr. Wildman served as Executive Vice President, Consumer Banking of MB Financial Bank. During that time, Mr. Wildman also served as a director of MB Financial Bank. From 2013 to 2016, Mr. Wildman was responsible for Risk Management and served as MB Financial Bank’s Chief Risk Officer. Prior to 2013, Mr. Wildman was responsible for the MB Financial Bank’s Wealth Management and Consumer Services groups. Prior to joining MB Financial Bank in 2003, he was First Vice President of Bank One and served in various management positions with its predecessor organization, American National Bank and Trust Company of Chicago, since 1988. Mr. Wildman was a member of the Board of Trustees of Missionary Furlough Homes from 2008 to 2022. Additionally, Mr. Wildman serves as the “audit committee financial expert” for the Board.

Cheryl K. Beebe. Ms. Beebe serves as a trustee to each of the Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs Trust II, Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, and Goldman Sachs Real Estate Diversified Income Fund (the “Goldman Fund Complex”) and was formerly Chair of the board of trustees of Goldman Sachs Trust II (2017–2024), Goldman Sachs ETF Trust (2022–2024), Goldman Sachs ETF Trust II (2022–2024), and Goldman Sachs Real Estate Diversified Income Fund (2022–2024). Ms. Beebe is retired. She is a member of the Board of Directors of Packaging Corporation of America, a producer of container board, where she serves as Chair of the Audit Committee. She is also a member of the Board of Directors of The Mosaic Company, a producer of phosphate and potash fertilizer, and serves as Chair of the Audit Committee. Ms. Beebe was a member of the Board of Directors of HanesBrands Inc., a multinational clothing company, and a member of the Board of Directors of Convergys Corporation, a global leader in customer experience outsourcing, where she also served as Chair of the Audit Committee. Previously, she held several senior management positions at Ingredion, Inc. (formerly Corn Products International, Inc.), a leading global ingredient solutions company. Ms. Beebe also worked at Ingredion, Inc. and predecessor companies for 34 years, most recently as Executive Vice President and Chief Financial Officer. In that capacity, she was responsible for overseeing the company’s controller, treasury, tax, investor relations, internal audit, financial planning, corporate communications, global supply chain functions and information technology. Further, she served on the Board of Trustees of Fairleigh Dickinson University, where she served as Chair of the Governance Committee. Based on the foregoing, Ms. Beebe is experienced with financial, accounting and investment matters.

Dwight L. Bush. The Honorable Dwight Bush serves as a trustee to the Goldman Fund Complex. He also serves as President and CEO of D.L. Bush & Associates, a financial advisory and private investment firm. From 2014 to 2017, The Honorable Dwight Bush served as U.S. Ambassador to the Kingdom of Morocco. Prior to his service as U.S. Ambassador, he established and served as CEO of Urban Trust Bank and UTB Education Finance, LLC, an integrated provider of education credit services. The Honorable Dwight Bush was previously Vice President of Corporate Development for SLM Corporation (commonly known as Sallie Mae). Formerly, he served as a member of the Board of Directors of Santander Bank, N.A., JER Investors Trust, a specialty real estate finance company, as Vice Chairman of the Board of Directors of CASI Pharmaceuticals (formerly Entremed, Inc.) where he was Chairman of the Audit Committee, and as a Director of MoneyLion, Inc., an operator of a data-driven, digital financial platform. The Honorable Dwight Bush also serves as a member of the Board of Directors for several philanthropic organizations, including the Middle East Investment Initiative and the Meridian International Center, and has served on the executive committee of Cornell University. He previously served on the Trust’s Advisory Board. Based on the foregoing, The Honorable Dwight Bush is experienced with financial and investment matters.

Kathryn A. Cassidy. Ms. Cassidy serves as a trustee to the Goldman Fund Complex. Previously, she was a member of the Board of Directors for Vertical Aerospace Ltd., a publicly traded aerospace and technology company (2021–2025), where she served as Chair of the Audit Committee. Ms. Cassidy also held several senior management positions at General Electric Company (“GE”) and General Electric Capital Corporation (“GECapital”) and its subsidiaries, where she worked for 35 years, most recently as Advisor to the Chairman of GECapital and Senior Vice President and Treasurer of GE and GECapital. As Senior Vice President and Treasurer, Ms. Cassidy led capital markets and treasury matters of multiple initial public offerings. Ms. Cassidy was responsible for managing global treasury operations, including global funding, hedging, derivative accounting and execution, cash and liquidity management, cash operations and treasury services, and global regulatory compliance and reporting for liquidity, derivatives, market risk and counterparty credit risk. Formerly, Ms. Cassidy served as a Director of buildOn, a not-for-profit organization, where she served as Chair of the Finance Committee. Based on the foregoing, Ms. Cassidy is experienced with financial and investment matters.

John G. Chou. Mr. Chou serves as a trustee to the Goldman Fund Complex. Mr. Chou is retired. Formerly, he held several executive and senior management positions at Cencora, Inc. (“Cencora”) (formerly AmerisourceBergen Corporation) from 2002-2022, including Executive Vice President and Special Advisor to the Chairman and Chief Executive Officer, Executive Vice President and Chief Legal Officer, Executive Vice President and Chief Legal & Business Officer, and Executive Vice President and General Counsel. As Executive Vice President and Chief Legal Officer, Mr. Chou was responsible for managing Cencora’s legal, regulatory, quality, privacy, global business resilience and enterprise risk management functions, among others. In addition, he previously held senior legal positions at Cigna Corporation, ARCO Chemical Europe, and Arco Chemical Company, and also practiced law at various law firms, including most recently as a member of Eckert Seamens Cherin & Mellott, LLC. Mr. Chou currently serves as the President of the Board of Trustees of Episcopal Community Services and as a member of the Board of Directors of the Committee of Seventy. Based on the foregoing, Mr. Chou is experienced with financial and investment matters.

Joaquin Delgado. Dr. Delgado serves as a trustee to the Goldman Fund Complex. Dr. Delgado is a member of the Board of Directors for Stepan Company, a publicly traded specialty chemical manufacturer. Previously, Dr. Delgado was a member of the Board of Directors for Hexion Inc., a privately held specialty chemical manufacturer, and held several senior management positions at 3M Company, where he worked for over 30 years, most recently as Executive Vice President of 3M Company’s Consumer Business Group. As Executive Vice President, Vice President, and General Manager at 3M Company, Dr. Delgado directed mergers and acquisitions worldwide, and was responsible for managing global operations in specialized markets such as semiconductors, consumer electronics, communications, medical and office supplies and software. Dr. Delgado also serves as a member of the Board of Directors of Ballet Austin, a not-for-profit organization. Additionally, he formerly served as a member of the Board of Directors of MacPhail Center for Music, a not-for-profit organization. Dr. Delgado previously served on the Trust’s Advisory Board. Based on the foregoing, Dr. Delgado is experienced with financial and investment matters.

Eileen H. Dowling. Ms. Dowling serves as a trustee to the Goldman Fund Complex. Ms. Dowling worked at BlackRock for over 10 years, where she was a Managing Director and, most recently, a Senior Advisor. While at BlackRock, Ms. Dowling held several senior management positions responsible for clients, investment products and marketing, including Global Head of Consultant Relations, Global Head of Multinationals, Global Head of the Institutional Product Group and Global Head of Institutional Marketing. She also was a member of BlackRock’s Global Operating Committee and Product Executive Committee. From 2007-2011, Ms. Dowling was a Managing Director and Global Head of Marketing at Credit Suisse Asset Management. Prior to that, over an 18-year period at Merrill Lynch, Ms. Dowling served in several roles in Investment Banking, Capital Markets and Research. Ms. Dowling currently serves as a Member of the Advisory Board and Finance Committee of New York University’s Glucksman Ireland House. Based on the foregoing, Ms. Dowling is experienced with investment, financial and accounting matters.

Lawrence Hughes. Mr. Hughes serves as a trustee to the Goldman Fund Complex. Mr. Hughes is retired. Previously, he held several senior management positions at BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation that provides wealth planning, investment management and banking services to individuals, families, family offices and charitable gift programs through a nationwide network of offices. Mr. Hughes worked at BNY Mellon Wealth Management for 24 years, most recently as Chief Executive Officer. In that capacity, he was ultimately responsible for the division’s operations and played an active role in multiple acquisitions. Based on the foregoing, Mr. Hughes is experienced with financial and investment matters.

John F. Killian. Mr. Killian serves as a trustee to the Goldman Fund Complex. Mr. Killian is retired. He is a member of the Board of Directors of Consolidated Edison, Inc., a utility holding company, where he serves as Chair of the Audit Committee and as a member of the Corporate Governance and Nominating, and Management Development and Compensation Committees. Formerly, Mr. Killian was a member of the Board of Directors of Houghton Mifflin Harcourt Publishing Company, where he served as Chair of the Audit Committee and a member of the Compensation Committee. Previously, he worked for 31 years at Verizon Communications, Inc. and predecessor companies, most recently as Executive Vice President and Chief Financial Officer. Based on the foregoing, Mr. Killian is experienced with accounting, financial and investment matters.

Steven D. Krichmar. Mr. Krichmar serves as a trustee to the Goldman Fund Complex. Mr. Krichmar is retired. He previously worked for fifteen years at Putnam Investments, LLC, a financial services company. Most recently, he served as Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC. He was also involved in the governance of The Putnam Funds, serving as Principal Financial Officer. Before joining Putnam, Mr. Krichmar worked for PricewaterhouseCoopers LLP and its predecessor company for 20 years, most recently as Audit Partner and Investment Management Industry Leader (Assurance) for the northeast U.S. region. Currently, Mr. Krichmar is a member of the Board of Trustees of Boston Children’s Hospital, where he serves as Chairman of the Audit & Compliance Committee, the Co-Chairman of the Finance Committee, a member of the Executive Committee and the Technology and Innovation Committee, and a member of the Physicians’ Organization Board. He is also a member of the Board of Directors of Controlled Risk Insurance Company of Vermont, Inc. (CRICO, A Risk Retention Group) and a member of the Audit and Finance Committees of the CRICO related entities, and a member of the University of North Carolina Kenan-Flagler Business School Board. Based on the foregoing, Mr. Krichmar is experienced with accounting, financial and investment matters.

Michael Latham. Mr. Latham serves as a trustee to the Goldman Fund Complex. Mr. Latham is retired. Mr. Latham has been designated as the “audit committee financial expert” for the Board of the Goldman Fund Complex given his extensive accounting and finance experience. Previously, Mr. Latham held several senior management positions for 15 years with the iShares exchange-traded fund business owned by BlackRock, Inc. and previously owned by Barclays Global Investors, most recently as Chairman and Global Head of the business. In that capacity he was one of the lead executives responsible for the growth of the business. He was also involved in governance of the iShares funds, serving initially as Principal Financial Officer and later as President and Principal Executive Officer and a member of the Board of Directors. Mr. Latham is a certified public accountant, and before joining Barclays Global Investors, he worked at Ernst and Young for over five years. Based on the foregoing, Mr. Latham is experienced with accounting, financial and investment matters.

Lawrence W. Stranghoener. Mr. Stranghoener serves as a trustee to the Goldman Fund Complex and was formerly Chairman of the board of trustees of Goldman Sachs ETF Trust (2017–2022), Goldman Sachs ETF Trust II (2021–2022), and Goldman Sachs Real Estate Diversified Income Fund (2019–2022). Mr. Stranghoener is retired. Previously, he was Chairman of the Board of Directors of Kennametal, Inc., a global manufacturer and distributor of tooling and industrial materials, and a member of the Board of Directors of Aleris Corporation and Aleris International, Inc., which provided aluminum rolled products and extrusions, aluminum recycling, and specification alloy production, where he also served as Chair of the Audit Committee and as a member of the Compensation Committee. Mr. Stranghoener also held several senior management positions at Mosaic Company, a fertilizer manufacturing company, where he worked for 10 years, most recently as Interim Chief Executive Officer, Executive Vice President and Chief Financial Officer. As Executive Vice President and Chief Financial Officer at Mosaic Company, Mr. Stranghoener implemented public company processes, policies and performance standards to transition the company from private to public ownership and oversaw the company’s controller, treasury, tax, investor relations, strategy and business development, and internal audit functions. He also led the integration of Mosaic Company with IMC Global, Inc. during their merger. Previously, Mr. Stranghoener served for three years as Executive Vice President and Chief Financial Officer for Thrivent Financial, a non-profit, financial services organization and Techies.com, an internet-based professional services company. Mr. Stranghoener also held several senior management positions at Honeywell, Inc. where he worked for 17 years, most recently as Vice President and Chief Financial Officer. Based on the foregoing, Mr. Stranghoener is experienced with financial and investment matters.

Gregory G. Weaver. Mr. Weaver serves as a trustee to, and chair of, the Goldman Fund Complex. He serves as a member of the Governing Council of the Independent Directors Council. Previously, Mr. Weaver served as a Director of Verizon Communications Inc., where he served as Chair of the Audit Committee (2015–2024). Mr. Weaver was also a partner with Deloitte & Touche LLP for 30 years. He was the firm’s first chairman and chief executive officer from 2001–2005, and was elected to serve a second term (2012–2014). While serving as chairman at Deloitte & Touche LLP, Mr. Weaver led the audit and enterprise risk services practice, overseeing all operations, strategic positioning, audit quality, and talent matters. Mr. Weaver also served as a member of the firm’s Board of Directors for six years where he served on the Governance Committee and Partner Earnings and Benefits Committee and was chairman of the Elected Leaders Committee and Strategic Investment Committee. Mr. Weaver is also a Board member and Audit Committee chair of the YMCA of Westfield, New Jersey. Mr. Weaver has also served as President of the Council of Boy Scouts of America in Long Rivers, Connecticut, President of A Better Chance in Glastonbury, Connecticut, as a member of the Financial Accounting Standards Advisory Council and as a board member of the Stan Ross Department of Accountancy, Baruch College. Based on the foregoing, Mr. Weaver is experienced with accounting, financial and investment matters.

James A. McNamara. Mr. McNamara serves as a trustee and President of the trust for each trust in the Goldman Fund Complex. Mr. McNamara is an Advisory Director to Goldman Sachs. Prior to retiring as Managing Director at Goldman Sachs in 2017, Mr. McNamara was head of Global Third Party Distribution at GSAM and was previously head of U.S. Third Party Distribution. Prior to that role, Mr. McNamara served as Director of Institutional Fund Sales. Prior to joining Goldman Sachs, Mr. McNamara was Vice President and Manager at Dreyfus Institutional Service Corporation. Based on the foregoing, Mr. McNamara is experienced with financial and investment matters.

Appendix E

Innovator ETFs® Trust

Nominating and Governance Committee Charter

INNOVATOR ETF TRUST

Nominating and Governance Committee Charter and Guidelines (the “Charter”)

(adopted on December 17, 2018; as amended as of December 18, 2019 and further amended as of December 16, 2020)

I.	Purposes

The Nominating and Governance Committee (the “Committee”) is a committee of the Board of Trustees (the “Board”) of each of the trusts named above (each referred to as a “Trust”). Its purposes are to oversee the independence and functioning of the Board and to be informed about good practices for mutual fund boards.

II.	Organization and Composition

The Board shall appoint a Trustee to serve as Chair of the Board. If the Chair of the Board is an interested Trustee, the Board shall also appoint an Independent Trustee to serve as Lead Independent Trustee.

The Board of Trustees has two standing committees: the Audit Committee and the Nominating and Governance Committee. Each of the Committees is composed solely of Independent Trustees and is governed by a separate charter. The Trustees may, from time to time, appoint such other Committees, which may be standing committees or committees with a limited term, as the Trustees deem appropriate.

The members of the Nominating and Governance Committee shall be appointed by the Board, which shall also designate a chair of the Committee. Members of the Committee shall serve at the pleasure of the Board. The Committee shall be comprised of three or more Board members, each of whom the Board has determined to be not an “interested person” of the Trusts (each an “Independent Trustee”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Any individual who has been an “interested person” of Innovator Capital Management, LLC (the “Adviser”) or Foreside Fund Services, LLC (the “Distributor”) at any time since the beginning of the last two completed fiscal years of the Trusts is not eligible to serve as an Independent Trustee. In addition, to avoid any appearances of conflict, an Independent Trustee may not have any material business or family relationship or other relationship with the Adviser, senior management of the Adviser, the Distributor or interested trustees; provided, however, that having a beneficial interest in shares of a fund of a Trust (each a “Fund”) or a separate account managed by the Adviser on terms no more favorable than other similarly situated accounts shall not be deemed a material relationship. The final determination of a Trustee’s independence, whether as a matter of general status or with regard to a particular issue, is subject to final determination by the other Independent Trustees of the Trusts, upon the advice of their legal counsel.

III.	Committee Meetings

The Committee shall meet at least twice annually, or more frequently as circumstances dictate. Special meetings (including telephonic meetings) may be called by the Committee Chair or a majority of members of the Committee upon reasonable notice to the other members of the Committee. The presence in person or by telephone of a majority of the Committee members shall constitute a quorum at any meeting.

IV.	Committee Responsibilities

A.	Nominating and Governance Responsibilities

The Committee shall:

1.	Board Composition. Identify individuals qualified to become Board members, consistent with the criteria approved by the Board.[1] The Committee has the sole authority to retain and terminate a third party to identify Trustee candidates, including the authority to approve the fees and retention terms of the third party.

2.	Board Committees. Make periodic recommendations to the Board regarding committees of the Board and committee assignments. The Committee shall also periodically review and make recommendations to the Board regarding the qualifications for committee membership, the structure and operations of the committees and the authority to delegate to subcommittees or to individual committee members.

3.	Trustee Independence. Review annually, responses by the Independent Trustees to a questionnaire prepared by the Trusts’ legal counsel. The Trusts’ and Independent Trustees’ legal counsel will first review the completed questionnaires and will bring to the attention of the Committee any issue raised by answers to the questionnaires as to the independence of any Trustee. In order to ensure that their independence will not be impaired, Independent Trustees must provide notice of any change in principal occupation to the Committee and Independent Trustees’ legal counsel as soon as the Trustee becomes aware of such change and pre-clear any new directorships with the Committee and the Independent Trustees’ legal counsel prior to accepting any such directorship.

1	Candidates for election as Independent Trustees must be nominated by the Independent Trustees and selected by a vote of a majority of the incumbent Independent Trustees, and the selection and nomination of interested Trustees is by vote of a majority of the Trustees. Trustees shall be elected by the shareholders, except that vacancies occurring between shareholder meetings may be filled by the Trustees to the extent permitted by Section 16 of the 1940 Act. The Board may change the size of the Board and may fill vacancies on the Board so long as at least two-thirds of the Trustees then holding office have been elected by the shareholders.

Independent Trustees are prohibited from owning securities issued by the investment adviser or principal underwriter of the Trusts or by any entity directly or indirectly controlling the investment adviser or principal underwriter of the Trusts.

4.	Trustee Orientation. Oversee the process for orientation of new Independent Trustees, which will be prepared and conducted with the assistance of the Adviser and legal counsel for the Independent Trustees. The orientation is intended to familiarize new Independent Trustees with (1) their responsibilities under applicable corporate law and the 1940 Act; (2) the operation of the Trusts and their principal service providers; and (3) the industry in which the Trusts operate.

5.	Trustee Education. Assist the Board in identifying educational topics of interest to be presented, from time to time, at Board meetings. The Committee also shall review the attendance by Independent Trustees at educational seminars. Each Independent Trustee is encouraged to attend at least one industry education session per year.

6.	Evaluation. Oversee the process for evaluating the functioning of the Board.

7.	Trustee Compensation. Annually review the schedule of Independent Trustee compensation and, when deemed appropriate by the Committee, make recommendations to the Board regarding the compensation of Independent Trustees.

8.	Trustee Ownership of Fund Shares. Review each Trustee’s beneficial ownership of shares of the Funds. The Committee will encourage each Independent Trustee, to the extent it is financially suitable for that Trustee, to maintain investments, either directly or beneficially, in the Trusts that are equal to the aggregate fees for one year that he or she receives for Board-related service to the Trusts. Each new Independent Trustee will be encouraged to achieve that level of investment initially within two years after he or she is elected as Trustee; and if the amount of the annual retainer is increased, each Trustee shall have two years thereafter to increase the amount invested to the amount of the then current retainer.

9.	Retirement Age. Review Independent Trustee compliance with the requirement that an Independent Trustee must retire from Board service by December 31 of the year in which he or she reaches the age of 75.

10.	Recommended Practices. Review, at least annually, industry “recommended practices,” and recommend to the Board, as the Committee deems appropriate, any changes to the Board’s operation or organization necessary to comply with such “recommended practices.”

11.	Review of Charter. Review this Charter at least annually and recommend to the full Board any changes.

12.	Recommendation of Candidates. Consider recommendations regarding candidates for election as Trustees of any Trust submitted by any Trustee, the Adviser, or other persons deemed necessary or desirable by the Committee. The Committee shall not give preferential consideration to any recommended candidate based on the source of the recommendation. Any shareholder may submit the name of a candidate for consideration by the Committee under the procedures outlined in the applicable Trust’s then current registration statement.

B.	Other Powers and Responsibilities of the Committee

The Committee shall:

1.	Authorize and oversee investigations into any matters within the Committee’s scope of responsibilities. The Committee shall be empowered to use Trust assets to retain independent counsel, consultants, and other professionals to assist the Committee in fulfilling its responsibilities, as the Committee reasonably considers appropriate. The Committee will periodically report any use of a Trust’s assets for such purpose to the Board.

2.	In collaboration with outside counsel and as required by law or deemed advisable by the Committee, developing policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

3.	Perform any other activities consistent with this Charter and each Trust’s Declaration of Trust, By-Laws and governing law as the Committee or the Trustees deem necessary or appropriate.

4.	Maintain minutes or other records of its meetings and activities and report to the Board on a regular basis.

V.	Charter Provisions

If any provision of this Charter is inconsistent with the Trusts’ Declaration of Trusts or by-laws, or any prior action of the Trustees, to the fullest extent permitted under applicable law, these procedures and guidelines shall govern and any ambiguity will be resolved in favor of this Charter. In addition, notwithstanding the express authorization in this Charter, to the extent any vote, action, or determination hereunder requires further action by the Trustees, such vote, action, or determination shall be subject to approval by the requisite vote of the Trustees, and the Trustees shall generally defer to the judgment of such vote, action, or determination.

Appendix F

Fund Share Beneficial Ownership of Trustees and Nominees

Listed in the table below for each Trustee or Nominee is the dollar range of securities beneficially owned in the Funds together with the aggregate dollar range of equity securities in all registered investment companies overseen or to be overseen by each Trustee or Nominee that are in the same family of investment companies, as of [____]. With respect to the following Nominees, each Nominee owns zero shares of the Funds and accordingly has no assets in the Funds of the Trust: Cheryl K. Beebe; Dwight L. Bush; Kathryn A. Cassidy; John G. Chou; Joaquin Delgado; Eileen H. Dowling; Lawrence Hughes; John F. Killian; Steven D. Krichmar; Michael Latham; Lawrence W. Stranghoener; Gregory G. Weaver; and James A. McNamara.

Fund	Bond	Berg	Stowell	Wildman
Innovator 20+ Year Treasury Bond 5 Floor ETF® – Quarterly
Innovator 20+ Year Treasury Bond 9 Buffer ETF™ – July
Innovator Buffer Step Up Strategy ETF®
Innovator Deepwater Frontier Tech ETF
Innovator Defined Wealth Shield ETF
Innovator Emerging Markets 10 Buffer ETF™ – Quarterly
Innovator Emerging Markets Power Buffer ETF™ – January
Innovator Emerging Markets Power Buffer ETF™ – April
Innovator Emerging Markets Power Buffer ETF™ – July
Innovator Emerging Markets Power Buffer ETF™ – October
Innovator Equity Autocallable Income Strategy ETF
Innovator Equity Defined Protection ETF® – 1 Yr January
Innovator Equity Defined Protection ETF® – 1 Yr February
Innovator Equity Defined Protection ETF® – 1 Yr March
Innovator Equity Defined Protection ETF® – 1 Yr April
Innovator Equity Defined Protection ETF® – 1 Yr May
Innovator Equity Defined Protection ETF® – 1 Yr June
Innovator Equity Defined Protection ETF® – 1 Yr July
Innovator Equity Defined Protection ETF® – 1 Yr August
Innovator Equity Defined Protection ETF® – 1 Yr September
Innovator Equity Defined Protection ETF® – 1 Yr October
Innovator Equity Defined Protection ETF® – 1 Yr November
Innovator Equity Defined Protection ETF® – 1 Yr December
Innovator Equity Defined Protection ETF® – 2 Yr to January 2026
Innovator Equity Defined Protection ETF® – 2 Yr to April 2026
Innovator Equity Defined Protection ETF® – 2 Yr to July 2026
Innovator Equity Defined Protection ETF® – 2 Yr to October 2026
Innovator Equity Defined Protection ETF® – 2 Yr to January 2027
Innovator Equity Defined Protection ETF® – 2 Yr to April 2027
Innovator Equity Defined Protection ETF® – 2 Yr to July 2027
Innovator Equity Defined Protection ETF® – 2 Yr to October 2027
Innovator Equity Defined Protection ETF® – 6 Mo Jan/Jul
Innovator Equity Defined Protection ETF® – 6 Mo Apr/Oct
Innovator Equity Dual Directional 10 Buffer ETF™ – July
Innovator Equity Dual Directional 10 Buffer ETF™ – September
Innovator Equity Dual Directional 10 Buffer ETF™ – October

Fund	Bond	Berg	Stowell	Wildman
Innovator Equity Dual Directional 10 Buffer ETF™ – November
Innovator Equity Dual Directional 10 Buffer ETF™ – December
Innovator Equity Dual Directional 15 Buffer ETF™ – July
Innovator Equity Dual Directional 15 Buffer ETF™ – September
Innovator Equity Dual Directional 15 Buffer ETF™ – October
Innovator Equity Dual Directional 15 Buffer ETF™ – November
Innovator Equity Dual Directional 15 Buffer ETF™ – December
Innovator Equity Managed 100 Buffer ETF™
Innovator Equity Managed Floor ETF®
Innovator Equity Premium Income – Daily PutWrite ETF
Innovator Gradient Tactical Rotation Strategy ETF
Innovator Growth Accelerated ETF® – Quarterly
Innovator Growth Accelerated Plus ETF® – January
Innovator Growth Accelerated Plus ETF® – April
Innovator Growth Accelerated Plus ETF® – July
Innovator Growth Accelerated Plus ETF® – October
Innovator Growth-100 Power Buffer ETF™ – January
Innovator Growth-100 Power Buffer ETF™ – February
Innovator Growth-100 Power Buffer ETF™ – March
Innovator Growth-100 Power Buffer ETF™ – April
Innovator Growth-100 Power Buffer ETF™ – May
Innovator Growth-100 Power Buffer ETF™ – June
Innovator Growth-100 Power Buffer ETF™ – July
Innovator Growth-100 Power Buffer ETF™ – August
Innovator Growth-100 Power Buffer ETF™ – September
Innovator Growth-100 Power Buffer ETF™ – October
Innovator Growth-100 Power Buffer ETF™ – November
Innovator Growth-100 Power Buffer ETF™ – December
Innovator Hedged Nasdaq-100® ETF
Innovator IBD® 50 ETF

Fund	Bond	Berg	Stowell	Wildman
Innovator IBD® Breakout Opportunities ETF
Innovator Index Autocallable Income Strategy ETF
Innovator International Developed 10 Buffer ETF™ – Quarterly
Innovator International Developed Managed Floor ETF®
Innovator International Developed Power Buffer ETF™ – January
Innovator International Developed Power Buffer ETF™ – February
Innovator International Developed Power Buffer ETF™ – March
Innovator International Developed Power Buffer ETF™ – April
Innovator International Developed Power Buffer ETF™ – May
Innovator International Developed Power Buffer ETF™ – June
Innovator International Developed Power Buffer ETF™ – July
Innovator International Developed Power Buffer ETF™ – August
Innovator International Developed Power Buffer ETF™ – September
Innovator International Developed Power Buffer ETF™ – October
Innovator International Developed Power Buffer ETF™ – November
Innovator International Developed Power Buffer ETF™ – December
Innovator Laddered Allocation Buffer ETF™
Innovator Laddered Allocation Power Buffer ETF™
Innovator Nasdaq-100® 10 Buffer ETF™ – Quarterly
Innovator Nasdaq-100® Managed Floor ETF®
Innovator Power Buffer Step Up Strategy ETF®
Innovator Premium Income 15 Buffer ETF™ – January
Innovator Premium Income 15 Buffer ETF™ – April
Innovator Premium Income 15 Buffer ETF™ – July
Innovator Premium Income 15 Buffer ETF™ – October
Innovator Premium Income 20 Barrier ETF® – January
Innovator Premium Income 20 Barrier ETF® – April
Innovator Premium Income 20 Barrier ETF® – July
Innovator Premium Income 20 Barrier ETF® – October
Innovator Premium Income 30 Barrier ETF® – January
Innovator Premium Income 30 Barrier ETF® – April
Innovator Premium Income 30 Barrier ETF® – July

Fund	Bond	Berg	Stowell	Wildman
Innovator Premium Income 30 Barrier ETF® – October
Innovator S&P Investment Grade Preferred ETF
Innovator U.S. Equity 5 to 15 Buffer ETF™ – Quarterly
Innovator U.S. Equity 10 Buffer ETF™ – Quarterly
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – January
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – April
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – July
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – October
Innovator U.S. Equity Accelerated ETF® – Quarterly
Innovator U.S. Equity Accelerated Plus ETF® – January
Innovator U.S. Equity Accelerated Plus ETF® – April
Innovator U.S. Equity Accelerated Plus ETF® – July
Innovator U.S. Equity Accelerated Plus ETF® – October
Innovator U.S. Equity Buffer ETF™ – January
Innovator U.S. Equity Buffer ETF™ – February
Innovator U.S. Equity Buffer ETF™ – March
Innovator U.S. Equity Buffer ETF™ – April
Innovator U.S. Equity Buffer ETF™ – May
Innovator U.S. Equity Buffer ETF™ – June
Innovator U.S. Equity Buffer ETF™ – July
Innovator U.S. Equity Buffer ETF™ – August
Innovator U.S. Equity Buffer ETF™ – September
Innovator U.S. Equity Buffer ETF™ – October
Innovator U.S. Equity Buffer ETF™ – November
Innovator U.S. Equity Buffer ETF™ – December
Innovator U.S. Equity Power Buffer ETF™ – January
Innovator U.S. Equity Power Buffer ETF™ – February
Innovator U.S. Equity Power Buffer ETF™ – March
Innovator U.S. Equity Power Buffer ETF™ – April
Innovator U.S. Equity Power Buffer ETF™ – May
Innovator U.S. Equity Power Buffer ETF™ – June
Innovator U.S. Equity Power Buffer ETF™ – July
Innovator U.S. Equity Power Buffer ETF™ – August

Fund	Bond	Berg	Stowell	Wildman
Innovator U.S. Equity Power Buffer ETF™ – September
Innovator U.S. Equity Power Buffer ETF™ – October
Innovator U.S. Equity Power Buffer ETF™ – November
Innovator U.S. Equity Power Buffer ETF™ – December
Innovator U.S. Equity Ultra Buffer ETF™ – January
Innovator U.S. Equity Ultra Buffer ETF™ – February
Innovator U.S. Equity Ultra Buffer ETF™ – March
Innovator U.S. Equity Ultra Buffer ETF™ – April
Innovator U.S. Equity Ultra Buffer ETF™ – May
Innovator U.S. Equity Ultra Buffer ETF™ – June
Innovator U.S. Equity Ultra Buffer ETF™ – July
Innovator U.S. Equity Ultra Buffer ETF™ – August
Innovator U.S. Equity Ultra Buffer ETF™ – September
Innovator U.S. Equity Ultra Buffer ETF™ – October
Innovator U.S. Equity Ultra Buffer ETF™ – November
Innovator U.S. Equity Ultra Buffer ETF™ – December
Innovator U.S. Small Cap 10 Buffer ETF™ – Quarterly
Innovator U.S. Small Cap Managed Floor ETF®
Innovator U.S. Small Cap Power Buffer ETF™ – January
Innovator U.S. Small Cap Power Buffer ETF™ – February
Innovator U.S. Small Cap Power Buffer ETF™ – March
Innovator U.S. Small Cap Power Buffer ETF™ – April
Innovator U.S. Small Cap Power Buffer ETF™ – May
Innovator U.S. Small Cap Power Buffer ETF™ – June

Fund	Bond	Berg	Stowell	Wildman
Innovator U.S. Small Cap Power Buffer ETF™ – July
Innovator U.S. Small Cap Power Buffer ETF™ – August
Innovator U.S. Small Cap Power Buffer ETF™ – September
Innovator U.S. Small Cap Power Buffer ETF™ – October
Innovator U.S. Small Cap Power Buffer ETF™ – November
Innovator U.S. Small Cap Power Buffer ETF™ – December
Innovator Uncapped Accelerated U.S. Equity ETF™
Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly
Aggregate Holdings in Innovator ETF Complex

Ownership Codes

A. None

B. $1 – $10,000

C. $10,001 – $50,000

D. $50,001– $100,000

E. Over $100,000

Appendix G

Trustee Compensation from the Trust

The following table sets forth the estimated compensation (including reimbursement for travel and out-of-pocket expenses) to be paid by each Fund and by the Trust to the Trustees for their services to the Fund for the fiscal year ending October 31, 2025. Only the Trustees of the Trust (the “Trustees”) who are not “interested persons” of the Trust or the Adviser, as defined by the 1940 Act (the “Independent Trustees”), receive compensation from the Fund. H. Bruce Bond, as an interested person of the Trust due to his affiliation with the Adviser, received no compensation from the Trust related to his services to each Fund for the fiscal year ending October 31, 2025. The Trust has no retirement or pension plans. The Trust has no employees. Its officers are compensated by Innovator:

Fund	Mark Berg	Joe Stowell	Brian J. Wildman
Innovator 20+ Year Treasury Bond 5 Floor ETF® – Quarterly
Innovator 20+ Year Treasury Bond 9 Buffer ETF™ – July
Innovator Buffer Step Up Strategy ETF®
Innovator Deepwater Frontier Tech ETF
Innovator Defined Wealth Shield ETF
Innovator Emerging Markets 10 Buffer ETF™ – Quarterly
Innovator Emerging Markets Power Buffer ETF™ – January
Innovator Emerging Markets Power Buffer ETF™ – April
Innovator Emerging Markets Power Buffer ETF™ – July
Innovator Emerging Markets Power Buffer ETF™ – October
Innovator Equity Autocallable Income Strategy ETF
Innovator Equity Defined Protection ETF® – 1 Yr January
Innovator Equity Defined Protection ETF® – 1 Yr February
Innovator Equity Defined Protection ETF® – 1 Yr March
Innovator Equity Defined Protection ETF® – 1 Yr April
Innovator Equity Defined Protection ETF® – 1 Yr May
Innovator Equity Defined Protection ETF® – 1 Yr June
Innovator Equity Defined Protection ETF® – 1 Yr July
Innovator Equity Defined Protection ETF® – 1 Yr August
Innovator Equity Defined Protection ETF® – 1 Yr September
Innovator Equity Defined Protection ETF® – 1 Yr October
Innovator Equity Defined Protection ETF® – 1 Yr November
Innovator Equity Defined Protection ETF® – 1 Yr December
Innovator Equity Defined Protection ETF® – 2 Yr to January 2026
Innovator Equity Defined Protection ETF® – 2 Yr to April 2026
Innovator Equity Defined Protection ETF® – 2 Yr to July 2026
Innovator Equity Defined Protection ETF® – 2 Yr to October 2026
Innovator Equity Defined Protection ETF® – 2 Yr to January 2027
Innovator Equity Defined Protection ETF® – 2 Yr to April 2027
Innovator Equity Defined Protection ETF® – 2 Yr to July 2027
Innovator Equity Defined Protection ETF® – 2 Yr to October 2027
Innovator Equity Defined Protection ETF® – 6 Mo Jan/Jul
Innovator Equity Defined Protection ETF® – 6 Mo Apr/Oct
Innovator Equity Dual Directional 10 Buffer ETF™ – July
Innovator Equity Dual Directional 10 Buffer ETF™ – September
Innovator Equity Dual Directional 10 Buffer ETF™ – October
Innovator Equity Dual Directional 10 Buffer ETF™ – November
Innovator Equity Dual Directional 10 Buffer ETF™ – December

Innovator Equity Dual Directional 15 Buffer ETF™ – July
Innovator Equity Dual Directional 15 Buffer ETF™ – September
Innovator Equity Dual Directional 15 Buffer ETF™ – October
Innovator Equity Dual Directional 15 Buffer ETF™ – November
Innovator Equity Dual Directional 15 Buffer ETF™ – December
Innovator Equity Managed 100 Buffer ETF™
Innovator Equity Managed Floor ETF®
Innovator Equity Premium Income – Daily PutWrite ETF
Innovator Gradient Tactical Rotation Strategy ETF
Innovator Growth Accelerated ETF® – Quarterly
Innovator Growth Accelerated Plus ETF® – January
Innovator Growth Accelerated Plus ETF® – April
Innovator Growth Accelerated Plus ETF® – July
Innovator Growth Accelerated Plus ETF® – October
Innovator Growth-100 Power Buffer ETF™ – January
Innovator Growth-100 Power Buffer ETF™ – February
Innovator Growth-100 Power Buffer ETF™ – March
Innovator Growth-100 Power Buffer ETF™ – April
Innovator Growth-100 Power Buffer ETF™ – May
Innovator Growth-100 Power Buffer ETF™ – June
Innovator Growth-100 Power Buffer ETF™ – July
Innovator Growth-100 Power Buffer ETF™ – August
Innovator Growth-100 Power Buffer ETF™ – September
Innovator Growth-100 Power Buffer ETF™ – October
Innovator Growth-100 Power Buffer ETF™ – November
Innovator Growth-100 Power Buffer ETF™ – December
Innovator Hedged Nasdaq-100® ETF
Innovator IBD® 50 ETF
Innovator IBD® Breakout Opportunities ETF
Innovator Index Autocallable Income Strategy ETF
Innovator International Developed 10 Buffer ETF™ – Quarterly
Innovator International Developed Managed Floor ETF®
Innovator International Developed Power Buffer ETF™ – January
Innovator International Developed Power Buffer ETF™ – February
Innovator International Developed Power Buffer ETF™ – March
Innovator International Developed Power Buffer ETF™ – April

Innovator International Developed Power Buffer ETF™ – May
Innovator International Developed Power Buffer ETF™ – June
Innovator International Developed Power Buffer ETF™ – July
Innovator International Developed Power Buffer ETF™ – August
Innovator International Developed Power Buffer ETF™ – September
Innovator International Developed Power Buffer ETF™ – October
Innovator International Developed Power Buffer ETF™ – November
Innovator International Developed Power Buffer ETF™ – December
Innovator Laddered Allocation Buffer ETF™
Innovator Laddered Allocation Power Buffer ETF™
Innovator Nasdaq-100® 10 Buffer ETF™ – Quarterly
Innovator Nasdaq-100® Managed Floor ETF®
Innovator Power Buffer Step Up Strategy ETF®
Innovator Premium Income 15 Buffer ETF™ – January
Innovator Premium Income 15 Buffer ETF™ – April
Innovator Premium Income 15 Buffer ETF™ – July
Innovator Premium Income 15 Buffer ETF™ – October
Innovator Premium Income 20 Barrier ETF® – January
Innovator Premium Income 20 Barrier ETF® – April
Innovator Premium Income 20 Barrier ETF® – July
Innovator Premium Income 20 Barrier ETF® – October
Innovator Premium Income 30 Barrier ETF® – January
Innovator Premium Income 30 Barrier ETF® – April
Innovator Premium Income 30 Barrier ETF® – July
Innovator Premium Income 30 Barrier ETF® – October
Innovator S&P Investment Grade Preferred ETF
Innovator U.S. Equity 5 to 15 Buffer ETF™ – Quarterly
Innovator U.S. Equity 10 Buffer ETF™ – Quarterly
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – January
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – April
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – July
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – October
Innovator U.S. Equity Accelerated ETF® – Quarterly
Innovator U.S. Equity Accelerated Plus ETF® – January
Innovator U.S. Equity Accelerated Plus ETF® – April
Innovator U.S. Equity Accelerated Plus ETF® – July
Innovator U.S. Equity Accelerated Plus ETF® – October
Innovator U.S. Equity Buffer ETF™ – January

Innovator U.S. Equity Buffer ETF™ – February
Innovator U.S. Equity Buffer ETF™ – March
Innovator U.S. Equity Buffer ETF™ – April
Innovator U.S. Equity Buffer ETF™ – May
Innovator U.S. Equity Buffer ETF™ – June
Innovator U.S. Equity Buffer ETF™ – July
Innovator U.S. Equity Buffer ETF™ – August
Innovator U.S. Equity Buffer ETF™ – September
Innovator U.S. Equity Buffer ETF™ – October
Innovator U.S. Equity Buffer ETF™ – November
Innovator U.S. Equity Buffer ETF™ – December
Innovator U.S. Equity Power Buffer ETF™ – January
Innovator U.S. Equity Power Buffer ETF™ – February
Innovator U.S. Equity Power Buffer ETF™ – March
Innovator U.S. Equity Power Buffer ETF™ – April
Innovator U.S. Equity Power Buffer ETF™ – May
Innovator U.S. Equity Power Buffer ETF™ – June
Innovator U.S. Equity Power Buffer ETF™ – July
Innovator U.S. Equity Power Buffer ETF™ – August
Innovator U.S. Equity Power Buffer ETF™ – September
Innovator U.S. Equity Power Buffer ETF™ – October
Innovator U.S. Equity Power Buffer ETF™ – November
Innovator U.S. Equity Power Buffer ETF™ – December
Innovator U.S. Equity Ultra Buffer ETF™ – January
Innovator U.S. Equity Ultra Buffer ETF™ – February
Innovator U.S. Equity Ultra Buffer ETF™ – March
Innovator U.S. Equity Ultra Buffer ETF™ – April
Innovator U.S. Equity Ultra Buffer ETF™ – May
Innovator U.S. Equity Ultra Buffer ETF™ – June
Innovator U.S. Equity Ultra Buffer ETF™ – July
Innovator U.S. Equity Ultra Buffer ETF™ – August
Innovator U.S. Equity Ultra Buffer ETF™ – September
Innovator U.S. Equity Ultra Buffer ETF™ – October
Innovator U.S. Equity Ultra Buffer ETF™ – November
Innovator U.S. Equity Ultra Buffer ETF™ – December
Innovator U.S. Small Cap 10 Buffer ETF™ – Quarterly
Innovator U.S. Small Cap Managed Floor ETF®
Innovator U.S. Small Cap Power Buffer ETF™ – January
Innovator U.S. Small Cap Power Buffer ETF™ – February
Innovator U.S. Small Cap Power Buffer ETF™ – March
Innovator U.S. Small Cap Power Buffer ETF™ – April
Innovator U.S. Small Cap Power Buffer ETF™ – May
Innovator U.S. Small Cap Power Buffer ETF™ – June
Innovator U.S. Small Cap Power Buffer ETF™ – July
Innovator U.S. Small Cap Power Buffer ETF™ – August
Innovator U.S. Small Cap Power Buffer ETF™ – September
Innovator U.S. Small Cap Power Buffer ETF™ – October
Innovator U.S. Small Cap Power Buffer ETF™ – November
Innovator U.S. Small Cap Power Buffer ETF™ – December
Innovator Uncapped Accelerated U.S. Equity ETF™
Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly
Aggregate Compensation from the Trust

Appendix H

Principal Officers of the Trust Upon Closing

The principal officers of the Trust upon Closing, along with their addresses and principal occupations over the past five years are listed below. Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board. The Board will evaluate the composition of its Officers in the ordinary course of business after the Closing and may add or replace any of the below Officers in the exercise of its business judgment.

Name, Address and Year of Birth	Position(s) and Year First Appointed to Position for any Fund in the Fund Complex or a Predecessor Thereof	Principal Occupation(s) During Past 5 Years
H. Bruce Bond 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1963	Interested Trustee, President and Principal Executive Officer	Chief Executive Officer, Innovator Capital Management, LLC (2017–present).
John W. Southard, Jr. 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1969	Vice President, Secretary and Assistant Treasurer	Chief Investment Officer, Innovator Capital Management, LLC (2017–present); Director and Co-Founder, T2 Capital Management, LLC (2010–present).
James Nash 3 Canal Plaza, Suite 100 Portland, ME 04101 Year of Birth: 1981	Chief Compliance Officer and Anti-Money Laundering Officer	Senior Principal Consultant, ACA Foreside (since 2022); Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (June 2017 to June 2022).
Kathy Meyer 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1964	Vice President, Treasurer and Principal Financial Accounting Officer	Chief Financial Officer, Innovator Capital Management, LLC (2018–present).

Appendix I

Auditor Information

The following table shows:

Audit Fees. The aggregate fees billed for each of the last two fiscal years ended October 31 for professional services rendered by Cohen & Company, Ltd. (“Cohen”) for the audit of the Trust’s annual financial statements or services that normally are provided by Cohen in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees. “Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit of the Trust’s financial statements that are not reported under “Audit Fees.”

Tax Fees. The aggregate fees billed in each of the last two fiscal years ended October 31 for professional services rendered by Cohen for tax compliance, tax advice and tax planning. The tax fees represent services provided in connection with the [preparation of tax returns and year-end distribution review.

All Other Fees. “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
10/31/2025	$[___]		$[___]
10/31/2024	$1,062,000		$ 522,900

The following table shows the aggregate non-audit fees that Cohen has billed to the Trust and Innovator Capital Management, LLC (the “Adviser”) during each of the last two fiscal years of the Trust:

Fiscal Year Ended	Trust	Adviser
10/31/2025
10/31/2024

(1)	[explanation of services provided for such fees, if any, to be provided.]

Appendix J

Total Shares Outstanding of Each Fund

As of December 19, 2025, the Record Date for the Special Meeting, the total shares outstanding of each Fund were as follows:

Fund	Outstanding Shares
Innovator 20+ Year Treasury Bond 5 Floor ETF® – Quarterly
Innovator 20+ Year Treasury Bond 9 Buffer ETF™ – July
Innovator Buffer Step Up Strategy ETF®
Innovator Deepwater Frontier Tech ETF
Innovator Defined Wealth Shield ETF
Innovator Emerging Markets 10 Buffer ETF™ – Quarterly
Innovator Emerging Markets Power Buffer ETF™ – January
Innovator Emerging Markets Power Buffer ETF™ – April
Innovator Emerging Markets Power Buffer ETF™ – July
Innovator Emerging Markets Power Buffer ETF™ – October
Innovator Equity Autocallable Income Strategy ETF
Innovator Equity Defined Protection ETF® – 1 Yr January
Innovator Equity Defined Protection ETF® – 1 Yr February
Innovator Equity Defined Protection ETF® – 1 Yr March
Innovator Equity Defined Protection ETF® – 1 Yr April
Innovator Equity Defined Protection ETF® – 1 Yr May
Innovator Equity Defined Protection ETF® – 1 Yr June
Innovator Equity Defined Protection ETF® – 1 Yr July
Innovator Equity Defined Protection ETF® – 1 Yr August
Innovator Equity Defined Protection ETF® – 1 Yr September
Innovator Equity Defined Protection ETF® – 1 Yr October
Innovator Equity Defined Protection ETF® – 1 Yr November
Innovator Equity Defined Protection ETF® – 1 Yr December
Innovator Equity Defined Protection ETF® – 2 Yr to January 2026
Innovator Equity Defined Protection ETF® – 2 Yr to April 2026
Innovator Equity Defined Protection ETF® – 2 Yr to July 2026
Innovator Equity Defined Protection ETF® – 2 Yr to October 2026
Innovator Equity Defined Protection ETF® – 2 Yr to January 2027
Innovator Equity Defined Protection ETF® – 2 Yr to April 2027
Innovator Equity Defined Protection ETF® – 2 Yr to July 2027
Innovator Equity Defined Protection ETF® – 2 Yr to October 2027
Innovator Equity Defined Protection ETF® – 6 Mo Jan/Jul
Innovator Equity Defined Protection ETF® – 6 Mo Apr/Oct
Innovator Equity Dual Directional 10 Buffer ETF™ – July
Innovator Equity Dual Directional 10 Buffer ETF™ – September
Innovator Equity Dual Directional 10 Buffer ETF™ – October
Innovator Equity Dual Directional 10 Buffer ETF™ – November
Innovator Equity Dual Directional 10 Buffer ETF™ – December

Innovator Equity Dual Directional 15 Buffer ETF™ – July
Innovator Equity Dual Directional 15 Buffer ETF™ – September
Innovator Equity Dual Directional 15 Buffer ETF™ – October
Innovator Equity Dual Directional 15 Buffer ETF™ – November
Innovator Equity Dual Directional 15 Buffer ETF™ – December
Innovator Equity Managed 100 Buffer ETF™
Innovator Equity Managed Floor ETF®
Innovator Equity Premium Income – Daily PutWrite ETF
Innovator Gradient Tactical Rotation Strategy ETF
Innovator Growth Accelerated ETF® – Quarterly
Innovator Growth Accelerated Plus ETF® – January
Innovator Growth Accelerated Plus ETF® – April
Innovator Growth Accelerated Plus ETF® – July
Innovator Growth Accelerated Plus ETF® – October
Innovator Growth-100 Power Buffer ETF™ – January
Innovator Growth-100 Power Buffer ETF™ – February
Innovator Growth-100 Power Buffer ETF™ – March
Innovator Growth-100 Power Buffer ETF™ – April
Innovator Growth-100 Power Buffer ETF™ – May
Innovator Growth-100 Power Buffer ETF™ – June
Innovator Growth-100 Power Buffer ETF™ – July
Innovator Growth-100 Power Buffer ETF™ – August
Innovator Growth-100 Power Buffer ETF™ – September
Innovator Growth-100 Power Buffer ETF™ – October
Innovator Growth-100 Power Buffer ETF™ – November
Innovator Growth-100 Power Buffer ETF™ – December
Innovator Hedged Nasdaq-100® ETF
Innovator IBD® 50 ETF
Innovator IBD® Breakout Opportunities ETF
Innovator Index Autocallable Income Strategy ETF
Innovator International Developed 10 Buffer ETF™ – Quarterly
Innovator International Developed Managed Floor ETF®
Innovator International Developed Power Buffer ETF™ – January
Innovator International Developed Power Buffer ETF™ – February
Innovator International Developed Power Buffer ETF™ – March
Innovator International Developed Power Buffer ETF™ – April
Innovator International Developed Power Buffer ETF™ – May
Innovator International Developed Power Buffer ETF™ – June
Innovator International Developed Power Buffer ETF™ – July
Innovator International Developed Power Buffer ETF™ – August
Innovator International Developed Power Buffer ETF™ – September
Innovator International Developed Power Buffer ETF™ – October
Innovator International Developed Power Buffer ETF™ – November
Innovator International Developed Power Buffer ETF™ – December
Innovator Laddered Allocation Buffer ETF™
Innovator Laddered Allocation Power Buffer ETF™

Innovator Nasdaq-100® 10 Buffer ETF™ – Quarterly
Innovator Nasdaq-100® Managed Floor ETF®
Innovator Power Buffer Step Up Strategy ETF®
Innovator Premium Income 15 Buffer ETF™ – January
Innovator Premium Income 15 Buffer ETF™ – April
Innovator Premium Income 15 Buffer ETF™ – July
Innovator Premium Income 15 Buffer ETF™ – October
Innovator Premium Income 20 Barrier ETF® – January
Innovator Premium Income 20 Barrier ETF® – April
Innovator Premium Income 20 Barrier ETF® – July
Innovator Premium Income 20 Barrier ETF® – October
Innovator Premium Income 30 Barrier ETF® – January
Innovator Premium Income 30 Barrier ETF® – April
Innovator Premium Income 30 Barrier ETF® – July
Innovator Premium Income 30 Barrier ETF® – October
Innovator S&P Investment Grade Preferred ETF
Innovator U.S. Equity 5 to 15 Buffer ETF™ – Quarterly
Innovator U.S. Equity 10 Buffer ETF™ – Quarterly
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – January
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – April
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – July
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – October
Innovator U.S. Equity Accelerated ETF® – Quarterly
Innovator U.S. Equity Accelerated Plus ETF® – January
Innovator U.S. Equity Accelerated Plus ETF® – April
Innovator U.S. Equity Accelerated Plus ETF® – July
Innovator U.S. Equity Accelerated Plus ETF® – October
Innovator U.S. Equity Buffer ETF™ – January
Innovator U.S. Equity Buffer ETF™ – February
Innovator U.S. Equity Buffer ETF™ – March
Innovator U.S. Equity Buffer ETF™ – April
Innovator U.S. Equity Buffer ETF™ – May
Innovator U.S. Equity Buffer ETF™ – June
Innovator U.S. Equity Buffer ETF™ – July
Innovator U.S. Equity Buffer ETF™ – August
Innovator U.S. Equity Buffer ETF™ – September
Innovator U.S. Equity Buffer ETF™ – October
Innovator U.S. Equity Buffer ETF™ – November
Innovator U.S. Equity Buffer ETF™ – December
Innovator U.S. Equity Power Buffer ETF™ – January
Innovator U.S. Equity Power Buffer ETF™ – February
Innovator U.S. Equity Power Buffer ETF™ – March
Innovator U.S. Equity Power Buffer ETF™ – April
Innovator U.S. Equity Power Buffer ETF™ – May
Innovator U.S. Equity Power Buffer ETF™ – June
Innovator U.S. Equity Power Buffer ETF™ – July

Innovator U.S. Equity Power Buffer ETF™ – August
Innovator U.S. Equity Power Buffer ETF™ – September
Innovator U.S. Equity Power Buffer ETF™ – October
Innovator U.S. Equity Power Buffer ETF™ – November
Innovator U.S. Equity Power Buffer ETF™ – December
Innovator U.S. Equity Ultra Buffer ETF™ – January
Innovator U.S. Equity Ultra Buffer ETF™ – February
Innovator U.S. Equity Ultra Buffer ETF™ – March
Innovator U.S. Equity Ultra Buffer ETF™ – April
Innovator U.S. Equity Ultra Buffer ETF™ – May
Innovator U.S. Equity Ultra Buffer ETF™ – June
Innovator U.S. Equity Ultra Buffer ETF™ – July
Innovator U.S. Equity Ultra Buffer ETF™ – August
Innovator U.S. Equity Ultra Buffer ETF™ – September
Innovator U.S. Equity Ultra Buffer ETF™ – October
Innovator U.S. Equity Ultra Buffer ETF™ – November
Innovator U.S. Equity Ultra Buffer ETF™ – December
Innovator U.S. Small Cap 10 Buffer ETF™ – Quarterly
Innovator U.S. Small Cap Managed Floor ETF®
Innovator U.S. Small Cap Power Buffer ETF™ – January
Innovator U.S. Small Cap Power Buffer ETF™ – February
Innovator U.S. Small Cap Power Buffer ETF™ – March
Innovator U.S. Small Cap Power Buffer ETF™ – April
Innovator U.S. Small Cap Power Buffer ETF™ – May
Innovator U.S. Small Cap Power Buffer ETF™ – June
Innovator U.S. Small Cap Power Buffer ETF™ – July
Innovator U.S. Small Cap Power Buffer ETF™ – August
Innovator U.S. Small Cap Power Buffer ETF™ – September
Innovator U.S. Small Cap Power Buffer ETF™ – October
Innovator U.S. Small Cap Power Buffer ETF™ – November
Innovator U.S. Small Cap Power Buffer ETF™ – December
Innovator Uncapped Accelerated U.S. Equity ETF™
Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly

Appendix K

Principal Holders of the Funds

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC participants (“DTC Participants”), as of [____], the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in the table below:

[information to be provided]

PRELIMINARY COPY
FORM OF PROXY CARD

PO Box 211230, Eagan, MN 55121-9984

VOTE ONLINE 1. Read the proxy statement. 2. Go to: 3. Follow the simple instructions.

VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free: 3. Follow the simple instructions.

VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided.

INNOVATOR ETFs® TRUST

FUND NAME PRINTS HERE

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [                       ], 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the above-referenced Fund (the “Fund”) hereby appoints each of [    ], [    ], and [    ], collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on [            ], 2026 at [_______] Central Time (together with any postponements or adjournments, the “Special Meeting”) at the offices of Innovator at 200 W. Front Street, Wheaton, Illinois 60187.

The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable	Sign in the box above

Date

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be
held on [                   ], 2026.

The Proxy Statement for this Meeting is available at [https://proxyvotinginfo.com/p/               ]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE
REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified.

If no specification is made, this proxy shall be voted “FOR” the proposals.

The Board of Trustees has voted in favor of all the proposals and recommends that you vote “FOR” all the proposals.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS:

					FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement by and between the Innovator ETFs® Trust (the “Trust”) on behalf of each Fund and Innovator (the “New Agreement”). (Shareholders of each of the Proposal 1 Funds, as listed in the enclosed Notice of Special Meeting, voting separately).				☐	☐	☐

2.	To elect fourteen (14) nominees to the Board of Trustees (Shareholders of all Funds listed in the enclosed Notice of Special Meeting voting collectively).				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
					☐	☐	☐
	(01)	Cheryl K. Beebe	(08)	John F. Killian
	(02)	Dwight L. Bush	(09)	Steven D. Krichmar
	(03)	Kathryn A. Cassidy	(10)	Michael Latham
	(04)	John G. Chou	(11)	Lawrence W. Stranghoener
	(05)	Joaquin Delgado	(12)	Gregory G. Weaver
	(06)	Eileen H. Dowling	(13)	Brian J. Wildman
	(07)	Lawrence Hughes	(14)	James A. McNamara

	*Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below.

PRELIMINARY COPY
FORM OF PROXY CARD

PO Box 211230, Eagan, MN 55121-9984

VOTE ONLINE 1. Read the proxy statement. 2. Go to: 3. Follow the simple instructions.

VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free: 3. Follow the simple instructions.

VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided.

INNOVATOR ETFs® TRUST

FUND NAME PRINTS HERE

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [                       ], 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the above-referenced Fund (the “Fund”) hereby appoints each of [    ], [    ], and [    ], collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on [            ], 2026 at [_______] Central Time (together with any postponements or adjournments, the “Special Meeting”) at the offices of Innovator at 200 W. Front Street, Wheaton, Illinois 60187.

The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable	Sign in the box above

Date

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be
held on [                   ], 2026.

The Proxy Statement for this Meeting is available at [https://proxyvotinginfo.com/p/               ]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE
REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified.

If no specification is made, this proxy shall be voted “FOR” the proposal.

The Board of Trustees has voted in favor of the proposal and recommends that you vote “FOR” the proposal.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS:

2.	To elect fourteen (14) nominees to the Board of Trustees (Shareholders of all Funds listed in the enclosed Notice of Special Meeting voting collectively).				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
					☐	☐	☐
	(01)	Cheryl K. Beebe	(08)	John F. Killian
	(02)	Dwight L. Bush	(09)	Steven D. Krichmar
	(03)	Kathryn A. Cassidy	(10)	Michael Latham
	(04)	John G. Chou	(11)	Lawrence W. Stranghoener
	(05)	Joaquin Delgado	(12)	Gregory G. Weaver
	(06)	Eileen H. Dowling	(13)	Brian J. Wildman
	(07)	Lawrence Hughes	(14)	James A. McNamara

	*Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below.